UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a‑12

CĪON INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3 Park Avenue, 36th Floor
New York, NY 10016

[•], 2021

Dear Shareholder:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders (the “Meeting”) of CĪON Investment Corporation (the “Company”) to be held on [•], [•], 2021 at [•] p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Meeting. At the Meeting, you will be asked to:

(i) elect two directors of the Company;

(ii) approve five proposals that will collectively amend and restate the Company’s charter to reflect amendments described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange (such as the New York Stock Exchange or the NASDAQ Stock Market), and which will serve to conform more closely certain provisions in the Company’s charter to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange;

(iii) approve an amended and restated investment advisory agreement between the Company and CION Investment Management, LLC, its investment adviser, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, except, as described in the proxy statement, for the technical change to the calculation of the incentive fee payable to the Company’s investment adviser such that it is based on net assets rather than “Adjusted Capital”, which will be effective upon obtaining shareholder approval and not upon a listing;

(iv) authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of common stock at a price below net asset value during the next 12 months following shareholder approval, subject to certain limitations described in the proxy statement; and

(v) transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

Your vote is extremely important to us. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote.

On behalf of management and the Board of Directors, we thank you for your continued support of the Company.

Sincerely yours,

Mark Gatto	Michael A. Reisner
Co-Chairman of the Board of Directors	Co-Chairman of the Board of Directors

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

CĪON INVESTMENT CORPORATION
3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2021

To the Shareholders of CĪON Investment Corporation:

Notice is hereby given to the holders of shares of common stock, par value $0.001 per share (the “Shares”), of CĪON Investment Corporation, a Maryland corporation (the “Company”), that the 2021 Annual Meeting of Shareholders (the “Meeting”) will be held on [•], [•], 2021 at [•] p.m. Eastern Time. The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [•].

The Meeting is being held for the following purposes:

1.	To elect two directors of the Company, who will each serve for a term of three years, or until their successors are duly elected and qualified;

2.
To consider and vote upon the approval of five proposals that will collectively amend and restate the Company’s charter to reflect amendments described in the proxy statement, which will become effective upon a future listing of the Company’s outstanding Shares on a national securities exchange (such as the New York Stock Exchange or the NASDAQ Stock Market), and which will serve to conform more closely certain provisions in the Company’s charter to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange;

3.
To consider and vote upon the approval of an amended and restated investment advisory agreement between the Company and CION Investment Management, LLC, its investment adviser, which will become effective upon a future listing of the Company’s outstanding Shares on a national securities exchange, except, as described in the proxy statement, for the technical change to the calculation of the incentive fee payable to the Company’s investment adviser such that it is based on net assets rather than “Adjusted Capital”, which will be effective upon obtaining shareholder approval and not upon a listing;

4.
To consider and vote upon the approval of a proposal to authorize flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell Shares at a price below net asset value during the next 12 months following shareholder approval, subject to certain limitations described in the proxy statement; and

5.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

THE BOARD OF DIRECTORS, INCLUDING EACH OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS LISTED ABOVE.

The close of business on [•], 2021 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or at any adjournment or postponement thereof.

Your vote is extremely important to us. For instructions on how to attend and vote your Shares virtually at the Meeting, see the information in the accompanying proxy statement under the heading “Attending the Meeting and Other Voting Options”. If you will not vote at the Meeting virtually, we urge you to sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by internet or by telephone. In the event there are not sufficient votes for a quorum or to approve any of the proposals listed above, the Meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company.

The Company has enclosed a copy of the proxy statement and the proxy card. The proxy statement and the proxy card are also available at [•]. The Company has also enclosed a copy of the Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”). Such report is also available at www.cioninvestments.com.

By Order of the Board of Directors,

Stephen Roman,
Corporate Secretary

New York, New York
[•], 2021

CĪON INVESTMENT CORPORATION

3 PARK AVENUE, 36th FLOOR
NEW YORK, NY 10016

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON [•], 2021

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board” and each member thereof, a “Director” and collectively, the “Directors”) of CĪON Investment Corporation, a Maryland corporation (the “Company”), for use at the Company’s 2021 Annual Meeting of Shareholders (the “Meeting”) to be held on [•], [•], 2021 at [•] p.m. Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated [•], 2021 (the “Notice”). The Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Meeting online and submit your questions during the Meeting by visiting [•].

You may vote your Shares (as defined below) at the Meeting only if you were a shareholder of record at the close of business on the record date. The Board has fixed the close of business on [•], 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. As of the Record Date, the Company had [•] Shares outstanding.

The Meeting is being held for the following purposes:

1.	To elect two directors of the Company, who will each serve for a term of three years, or until their successors are duly elected and qualified (the “Director Proposal”);

2(i).
To consider and vote upon the approval of a proposal to amend and restate the Company’s charter (the “Charter”) to reflect an amendment, which will become effective upon a future listing of the Company’s outstanding shares of common stock (the “Shares”) on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market (a “Listing”), to provide that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors (“Listing Charter Amendment Proposal 1”);

2(ii).
To consider and vote upon the approval of a proposal to reflect an additional amendment to the Charter, which will become effective upon a Listing, to provide that the Company may limit a shareholder’s right to inspect the books and records of the Company if the Board determines that such shareholder has an improper purpose for requesting such inspection (“Listing Charter Amendment Proposal 2”);

2(iii).
To consider and vote upon the approval of a proposal to reflect an additional amendment to the Charter, which will become effective upon a Listing, to clarify that that indemnification and exculpation provisions in the Charter are mandatory, but subject to the limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Listing Charter Amendment Proposal 3”);

2(iv).
To consider and vote upon the approval of a proposal to reflect an additional amendment to the Charter, which will become effective upon a Listing, to include a provision that would limit the transferability of the Company’s Shares in the 270-day period following a Listing (“Listing Charter Amendment Proposal 4”);

2(v).
To consider and vote upon the approval of a proposal to reflect an additional amendment to the Charter, which will become effective upon a Listing, to delete certain provisions required by, and remove references to, the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc. (the “NASAA Guidelines”) (“Listing Charter Amendment Proposal 5”);

3.
To consider and vote upon the approval of a proposal to amend and restate the investment advisory agreement (the “Proposed Advisory Agreement”) between the Company and CION Investment Management, LLC, the Company’s investment adviser (“CIM”), which will become effective upon a Listing, except, as described in this proxy statement, for the technical change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which will be effective upon obtaining shareholder approval and not upon a Listing (the “Advisory Agreement Amendment Proposal”);

4.
To consider and vote upon the approval of a proposal to authorize flexibility for the Company, with the approval of the Board, to offer and sell Shares at a price below net asset value (“NAV”) during the next 12 months following shareholder approval, subject to certain limitations described in this proxy statement (the “Share Issuance Proposal”); and

5.	To consider and transact such other business as may properly come before the Meeting or at any adjournment or postponement thereof.

Even if approved by the Company’s shareholders, none of the following Proposals will be implemented unless and until a Listing occurs (i) Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5, and (ii) the Advisory Agreement Amendment Proposal (except, as described more fully below, for the technical change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which is not dependent upon a Listing).

If the form of proxy is properly executed and returned in time to be voted at the Meeting, the Shares covered thereby will be voted at the Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how Shares should be voted will be voted “FOR” each Proposal, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or at any adjournment or postponement thereof. A shareholder who has given a proxy may revoke his or her proxy any time before it is exercised by (i) attending and voting virtually at the Meeting, (ii) giving written notice of such revocation to the Secretary of the Company, or (iii) returning a properly executed, later-dated proxy.

The Company has enclosed a copy of this proxy statement and the proxy card. This proxy statement and the proxy card are also available at [•]. The Company has also enclosed a copy of the Company’s annual report to shareholders for the year ended December 31, 2020 (the “Annual Report”). Such report is also available at www.cioninvestments.com.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. Under the Company’s Bylaws, one-third of the number of Shares entitled to be cast, present virtually or by proxy, constitutes a quorum for the transaction of business. Shareholders of the Company are entitled to one vote for each Share held. Abstentions, withheld votes, and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Shares that are present for purposes of determining the presence of a quorum for transacting business at the Meeting.

The Chairman of the Meeting or the shareholders entitled to vote at the Meeting, present virtually or by proxy, shall have the power to adjourn the Meeting from time to time, which would include the ability to adjourn the Meeting to a date not more than 120 days after the Record Date without notice other than the announcement at the Meeting of the future date, time and location of the reconvened Meeting. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. If sufficient votes in favor of one or more proposals have been received by the time of the Meeting, the proposals will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider other proposals.

Voting

Shareholders are entitled to cast one vote for each Share held and fractional votes for each fractional Share held.

Director Proposal: The directors shall be elected by a plurality of all the votes cast at the Meeting (i.e., more votes for the director than any other option for the position), provided that a quorum is present. Each Share may be voted for the director nominees. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.

Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5: The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of each of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against each of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 will not be implemented unless and until a Listing occurs.

Advisory Agreement Amendment Proposal. The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Advisory Agreement Amendment Proposal. Even if approved by the Company’s shareholders, the Advisory Agreement Amendment Proposal will not be implemented unless and until a Listing occurs (except, as described more fully below, for the technical change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which is not dependent upon a Listing).

Share Issuance Proposal: Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

Attending the Meeting and Other Voting Options

The Company will be hosting the Meeting live via audio webcast. Any shareholder can attend the Meeting live online at [•]. If you were a shareholder as of the Record Date, or you hold a valid proxy for the Meeting, you can vote at the Meeting. A summary of the information you need to attend the Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of Share ownership, are posted at [•];
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at [•] on the day of the Meeting;
•	Webcast starts at [•] p.m., Eastern Time;
•	You will need your 16-Digit Control Number to enter the Meeting via the Internet; and
•	Shareholders may submit questions while attending the Meeting via the Internet.

To attend and participate in the Meeting virtually, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your Shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through your bank or broker. If you lose your 16-digit control number, you may join the Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties that shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or Meeting time, please call the technical support number that will be posted on the Meeting login page.

If you will not vote at the Meeting virtually, please sign, date and promptly return the enclosed proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote. To vote by mail, indicate your instructions, sign, date and promptly return the enclosed proxy card in the accompanying postage pre-paid envelope. To vote by internet or telephone, please use the control number on your proxy card and follow the instructions as described on your proxy card. If the enclosed proxy card is properly executed and received prior to the Meeting and has not been revoked, the Shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the proposals and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. If you have any questions regarding the proxy materials, please contact the Company at 800-343-3736.

The Company combines mailings for multiple accounts going to a single household by delivering to that address in a single envelope a copy of the document (annual reports, prospectuses, proxy statements, etc.) or other communications for all accounts who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules of the Securities and Exchange Commission (the “SEC”). If you do not want the Company to continue consolidating your mailings and would prefer to receive separate mailings of Company communications, or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Company’s transfer agent, DST Systems, Inc. at (800) 343-3736 or send mail to CĪON Investment Corporation, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
MEETING TO BE HELD ON [•], 2021

This Proxy Statement and the other proxy materials are available online at [•] (please have the control number found on your proxy card ready when you visit this website).

Proxy Solicitation

It is expected that the solicitation of proxies will be primarily by mail. The Company’s officers, personnel of CIM and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their identities and votes have been properly recorded.  The Company has requested that brokers, nominees, fiduciaries, and other persons holding Shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. The Company will reimburse such persons for their reasonable expenses in so doing.

The Company will pay the expenses associated with this proxy statement and solicitation. The Company has engaged Broadridge Financial Services, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of such services is estimated to be approximately $[•], which will be paid by the Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of the Record Date, the beneficial ownership of the nominees for director, the Company’s executive officers and directors, each person known to the Company to beneficially own 5% or more of the outstanding Shares, and all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the Company’s Shares is based upon information furnished by the Company’s transfer agent and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s address is 3 Park Avenue, 36th Floor, New York, NY 10016.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors:
Mark Gatto(3)	55,611.1	*
Michael A. Reisner(3)	55,611.1	*
Independent Directors:
Robert A. Breakstone	None	None
Peter I. Finlay	None	None
Aron I. Schwartz	None	None
Earl V. Hedin(4)	7,701.75	*
Executive Officers:
Keith S. Franz	None	None
Gregg A. Bresner	None	None
Stephen Roman	None	None
All Executive Officers and Directors as a group (9 persons)	118,923.95	*

*	Less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Based on a total of [•] Shares issued and outstanding on [•], 2021.

(3)
CION Investment Group, LLC (“CIG”) is the record holder of 111,222.2 Shares. Messrs. Gatto and Reisner control CIG and, as a result, may be deemed to be the indirect beneficial owners of the Shares held by CIG. Messrs. Gatto and Reisner disclaim beneficial ownership of the Shares held by CIG except to the extent of their respective pecuniary interest therein.

(4)
The Hudson Partners Group Incentive Savings Trust (the “Trust”) is the record holder of these Shares. Mr. Hedin is the indirect beneficial owner with sole voting and investment power with respect to the Shares held by the Trust.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY DIRECTORS

Set forth in the table below is the dollar range of equity securities of the Company beneficially owned by each director as of the Record Date.

Name of Director	Dollar Range of Equity Securities Beneficially Owned in the Company(1)(2)
Independent Directors:
Robert A. Breakstone	None
Peter I. Finlay	None
Aron I. Schwartz	None
Earl V. Hedin	$50,001 – $100,000
Interested Directors:
Mark Gatto	Over $100,000
Michael A. Reisner	Over $100,000

(1)	The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

(2)	Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, shareholders are being asked to consider the election of two of the current directors of the Company. Pursuant to the Company’s charter and Bylaws, the Board may modify the number of directors on the Board, provided that the number of directors will not be fewer than one, the minimum number required by the Maryland General Corporation Law (the “MGCL”), or greater than twelve. Pursuant to the Company’s charter, the Company’s directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified. The Board is currently comprised of six directors.

The directors named below have been nominated for election by the Board to each serve a three-year term expiring at the 2024 annual meeting of shareholders and until their successors are duly elected and qualified. The directors have agreed to serve as directors if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A shareholder can vote for, or withhold his or her vote from, the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If the director nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve.

Information about Director Nominees and Executive Officers

Certain information pertaining to the director nominees and other directors and executive officers of the Company is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a director of the Company. The Board oversees the Company’s business and investment activities and is responsible for protecting the interests of the Company’s shareholders. The responsibilities of the Board include, among other things, the oversight of the Company’s investment activities, the quarterly valuation of the Company’s assets, oversight of the Company’s financing arrangements and corporate governance activities.

Director Independence

A majority of the members of the Board are not “interested persons” of the Company or CIM, as defined in Section 2(a)(19) of the 1940 Act. These individuals are referred to as the Company’s independent directors (the “Independent Directors”). Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. The members of the Board that are not Independent Directors are referred to as interested directors (the “Interested Directors”).

The Board has determined that the following director nominees are Interested Directors: Messrs. Gatto and Reisner. The Board has determined that the following directors are Independent Directors: Messrs. Breakstone, Schwartz, Finlay and Hedin. Based upon information requested from each director concerning his background, employment and affiliations, the Board has affirmatively determined that none of the Independent Directors has, or within the last two years had, a material business or professional relationship with the Company, other than in his capacity as a member of the Board or any Board committee or as a shareholder.

NOMINEES FOR INTERESTED DIRECTOR(3)

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Mark Gatto Age: 48 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2021
Mark Gatto serves as Co-Chairman and Co-Chief Executive Officer of the Company and CIG. Mr. Gatto serves on the investment committee of CIM. In addition, Mr. Gatto is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company, and a Director and Co-Chief Executive Officer of CION Ares Management, LLC, a registered investment adviser. He joined CION Investments in 1999. Mr. Gatto was formerly Executive Vice President and Chief Acquisitions Officer from May 2007 through January 2008. He served as Executive Vice President of Business Development from May 2006 through May 2007 and Vice President of Marketing from August 2005 through February 2006. Mr. Gatto was also Associate General Counsel for CIG from November 1999 until October 2000. Previously, Mr. Gatto was an executive for a leading international product development and marketing company from 2000 through 2003 and later co-founded a specialty business-consulting firm in New York City where he served as its managing partner before re-joining CION Investments in 2005. Mr. Gatto was also an attorney in private practice from 1996 through 1999. Mr. Gatto received an M.B.A from the W. Paul Stillman School of Business at Seton Hall University, a J.D. from Seton Hall University School of Law, and a B.S. from Montclair State University.
CION Ares Diversified Credit Fund

Through his broad experiences in business and corporate development, Mr. Gatto brings to the Company a unique business expertise as well as extensive financial and risk assessment abilities. Mr. Gatto’s service with CION Investments provides him with a specific understanding of the Company, its operations, and the business and regulatory issues similar to those issues facing business development companies. Mr. Gatto’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Michael A. Reisner Age: 50 Co-Chairman and Co-Chief Executive Officer of the Company	2011 – 2021
Michael A. Reisner serves as Co-Chairman and Co-Chief Executive Officer of the Company and CIG. Mr. Reisner serves on the investment committee of CIM. In addition, Mr. Reisner is a Trustee, Co-President and Co-Chief Executive Officer and serves on the investment allocation committee of CION Ares Diversified Credit Fund, a diversified, closed-end management investment company, and a Director and Co-Chief Executive Officer of CION Ares Management, LLC, a registered investment adviser. He joined CION Investments in 2001. Mr. Reisner was formerly Chief Financial Officer from January 2007 through April 2008. Mr. Reisner was also formerly Executive Vice President — Originations from February 2006 through January 2007. Mr. Reisner was Senior Vice President and General Counsel from January 2004 through January 2006. Mr. Reisner was Vice President and Associate General Counsel from March 2001 until December 2003. Previously, from 1996 to 2001, Mr. Reisner was an attorney in private practice in New York. Mr. Reisner received a J.D., cum laude, from New York Law School and a B.A. from the University of Vermont.
CION Ares Diversified Credit Fund

Through his extensive experiences as a senior executive, including his time as chief financial officer of CION Investments, Mr. Reisner brings business expertise, finance and risk assessment skills to the Company. Mr. Reisner’s prior position as a corporate attorney allows him to bring to the Board and the Company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues similar to those issues facing business development companies. Mr. Reisner’s positions as Co-Chairman and Co-Chief Executive Officer of the Company provide the Board with a direct line of communication to, and direct knowledge of the operations of, the Company.

INDEPENDENT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Robert A. Breakstone Age: 83 Director	2012 – 2023
Robert A. Breakstone has been the President and Chief Executive Officer of Landmark International Group, Inc., an independent consulting firm providing business development, financial, information technology, and marketing services to major corporations and start-up entrepreneurial ventures, since 1995. Previously, Mr. Breakstone served as Executive Vice President and Chief Operating Officer at GTECH Corporation, a provider of technology-based gaming systems and services, from 1988 to 1995, where he took the firm private in a leveraged buyout and then public again later in an initial public offering. Prior to GTECH, he was President and Chief Executive Officer at Health-tex, Inc., which we believe is a leading marketer and retailer of children’s apparel, from 1985 to 1988, where he led a management buyout of the firm from Chesebrough Pond’s Inc., where he served as Group Vice President and served on the Executive Committee and Board of Directors from 1974 to 1985. Prior to Chesebrough Pond’s, Mr. Breakstone was a Group Executive with the Chase Manhattan Bank N.A. from 1970 to 1974, where he managed major corporate, domestic and international banking divisions. From 1967 to 1970, he was Vice President and Chief Financial Officer of Systems Audits, Inc., a management consulting firm providing information technology services to the financial industry.
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Mr. Breakstone also served on the board of directors of By Design International Ltd., a private, for-profit designer and marketer of women’s apparel and on the advisory board of Hoffinger Industries, Inc., a leader in the above-ground pool/filtration industry. In addition to his prior service as a member of the board of Chesebrough Pond’s, Mr. Breakstone also served on the board of directors of OSF, Inc., a Canadian publicly traded company, from 1996 to 1998 where, as a member of an independent special committee, he was responsible for selling the company to a US-based financial entity.

Mr. Breakstone served as an Adjunct Professor at the Graduate School of Business at Mercy College from 1999 to 2008. From 1963 to 1967, Mr. Breakstone was an adjunct professor at New York University.

In addition, from 1967 to 1969, Mr. Breakstone was an Adjunct Assistant Professor at Pace University. Mr. Breakstone’s degrees include a B.S. in Mathematics and an M.B.A. from the City College of New York.

Mr. Breakstone has extensive operating experience in both public and private companies in a variety of industries and has served as a member of various boards. This experience has provided Mr. Breakstone, in the opinion of the Board, with experience and insight that is beneficial to the Company.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Aron I. Schwartz Age: 50 Director	2012 – 2023
Aron I. Schwartz has been a Managing Director at ACON Investments since July 2014. Mr. Schwartz is the founder of Constructivist Capital, LLC, a firm that works with family offices and alternative asset management firms to pursue attractive investment opportunities. He was previously a consultant to and a Managing Director at Avenue Capital from 2012 to 2014, and held various positions culminating in Managing Director of Fenway Partners, a middle market private equity firm based in New York, from 1999 to 2011. From 1997 to 1999, Mr. Schwartz was an associate in the Financial Entrepreneurs Group of Salomon Smith Barney, where he worked on a variety of financings and advisory assignments. He also serves or has served on the board of directors of a number of other public and private companies, including True Value Company, 1-800 Contacts, Inc., Commonwealth Laminating & Coating, Inc., Easton Bell Sports, Inc., STVT-AAI Education Inc., Igloo Products Corp., APR Energy, PLC, Borden Dairy Holdings and ATU Auto Technick-Unger. In addition, Mr. Schwartz previously served on the board of directors of the Open Road Foundation and US-ASEAN Business Council. Mr. Schwartz, a Certified Management Accountant, received his J.D. and M.B.A with honors from U.C.L.A. and his B.A. and B.S.E. cum laude from the Wharton School at the University of Pennsylvania.

Mr. Schwartz has extensive experience in the finance and private equity industries and has served as a member of the board of directors of various public and private companies in a variety of industries. This experience, along with the fact that he is a Certified Management Accountant, has provided Mr. Schwartz, in the opinion of the Board, with experience and insight that is beneficial to the Company.
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Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Peter I. Finlay Age: 59 Director	2016 – 2022
Peter I. Finlay is the founder and Managing Principal of Ardentis LLC, a corporate finance consulting firm that provides advisory services to companies in the U.S. and international markets. From 2008 to 2013, Mr. Finlay served as Managing Director of ICON Capital, LLC and was responsible for managing new business origination in Europe and North America. Prior to 2008, Mr. Finlay held various management positions both in financial institutions and in relevant industries. From 2006 to 2008, he served as Director of Equipment Finance at Landsbanki Commercial Finance where he established a new industrial finance business with a focus on originating middle market secured debt transactions. From 2003 to 2006, he served as Vice President & Regional Director Europe for GMAC Commercial Finance where he started a new equipment finance business. From 2000 to 2003, Mr. Finlay served as a Director of Project Finance Organization at Bell Labs Lucent Technologies and from 1997 to 1999 he served as a Marketing Director of Structured Finance at Transamerica Leasing, where he established a structured finance operation covering Europe and the Middle East. Mr. Finlay started his career at National Westminster Bank (1979 – 1986) before moving to Barclays (1986 – 1997), where he held various positions, including Manager in the middle market structured leasing department and Manager in the para-banking inspection department where he was responsible for reviewing risk management compliance and risk underwriting in the bank’s European equipment finance subsidiaries.
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Since 2014, Mr. Finlay has been the Managing Principal of Ardentis LLC and is also an advisor to the board of EMM Investments LLC, a privately held asset manager engaged in lending to asset intensive companies. From 2009 to 2011, Mr. Finlay served as Chairman and non-executive Director of Premier Telesolutions Ltd. (UK).

Mr. Finlay became an Associate of the Chartered Institute of Bankers in England and Wales in 1994 and completed a Diploma in Financial Studies in 1997. He completed an M.B.A. at City University Business School in London in 1997 and subsequently served as a tutor in the evening M.B.A. program.

In the opinion of the Board, Mr. Finlay’s experience of working with large financial institutions in the middle market combined with his knowledge of structured finance, risk management and financial control, brings value to the Board.

Name, Address(1), Age and Position(s) with Company	Term of Office(2) and Length of Time Served	Principal Occupation(s)	Other Public Directorships Held by Director
Earl V. Hedin Age: 64 Director	2017 – 2022
Earl V. Hedin is the co-founder and Managing Partner of Hudson Partners Group LLC and its broker-dealer, Hudson Partners Securities LLC, registered with FINRA. The firm assists investment managers in raising institutional capital for hedge funds, private equity and other alternative investment strategies. From 1999 to 2007, Mr. Hedin served as a Senior Managing Director at Bear, Stearns & Co. Inc., where he held various senior roles building and guiding the Bear Stearns Asset Management Group. These roles included Chief Financial Officer, Director of Alternatives and co-head and founder of the firm’s Private Funds Group. He was responsible for the firm’s sponsored venture capital funds and headed the approximately $1 billion private equity fund-of-funds program. During his tenure, he created numerous alternative asset products and helped raise over $3 billion for these funds. Mr. Hedin also created the first hedge fund-of-funds product at Bear Stearns. From 1995 to 1998, he served as a Managing Director – Principal, and worked on several key international financial structuring projects, including the creation of Bear Stearns Irish Bank in Dublin. Additionally, Mr. Hedin created the Bear Stearns Dublin Development Center to reduce technology related costs. From 1994 to 1995, he served as Vice President at Bankers Trust New York Corporation, where he was responsible for strategic planning and management reporting. Prior to that, from 1989 to 1993, he worked as a Vice President and Controller in the firm’s Domestic Merchant Bank and directed all financial management functions across a variety of business units. During that time, he was also actively involved in the buying and selling of LBO partnership interests. From 1988 to 1989, he served as Vice President – Finance and Chief Financial Officer of American International Group’s credit subsidiary, A.I. Credit Corporation, and managed the firm’s liability portfolio. Previously, Mr. Hedin was an Associate in Morgan Stanley’s venture capital group as well as the Chief Financial Officer of the group’s activities. Prior to that, he served as a Senior Accountant at Price Waterhouse.

Mr. Hedin received his M.B.A from Rutgers Graduate School of Management in 1980 and did graduate studies at Carnegie-Mellon University. He received his B.A. from Rutgers College in 1978. Mr. Hedin is a holder of the right to use the Chartered Financial Analyst® designation and is a Certified Public Accountant (retired). Mr. Hedin also holds various FINRA licenses including Series 7, 63, 99, 24 (Securities Principal) and 27 (Financial Principal).

In the opinion of the Board, Mr. Hedin’s extensive experience working with large financial institutions combined with his knowledge of various alternative investment strategies and industries, provides experience and insight that is beneficial to the Company.
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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Keith S. Franz Age: 52 Managing Director, Chief Financial Officer and Treasurer	Since 2011
Keith S. Franz has served as the Company’s Chief Financial Officer and Treasurer since its inception. Mr. Franz is principally responsible for the financial and day-to-day operating activities of the Company. Mr. Franz is also the Chief Financial Officer of CIM, the Company’s registered investment advisor. Mr. Franz joined CION Investments in March 2009 and was formerly the Vice President of Finance and Accounting and then a Senior Vice President and Principal Financial Officer through 2011. Prior to joining CION Investments, Mr. Franz was a senior executive for a business advisory and consulting firm from 2008 to 2009, the Vice President of Corporate Finance for a large publicly traded company from 2004 through 2008 and a Senior Audit Manager with E&Y, LLP in their assurance and business advisory group from 1991 through 2004. Mr. Franz received a B.S. from Binghamton University and is a certified public accountant and a Series 27 Financial and Operations principal.
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Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Gregg A. Bresner Age: 53 President and Chief Investment Officer	Since 2016
Gregg A. Bresner joined CIG in April 2016. Mr. Bresner has over 25 years of corporate finance, investment and portfolio management experience with a focus in the leveraged finance sector. Prior to joining the Company and CIM, Mr. Bresner worked at investment management and banking firms including Wasserstein Perella & Co., Bankers Trust Company, BT Alex. Brown, Deutsche Bank, Briscoe Capital Management and Plainfield Asset Management. Previously, Mr. Bresner served as the operating Chief Financial Officer of JDS Therapeutics from 2012 to 2016. At JDS, Mr. Bresner led the company’s financial, accounting, capital raising, corporate development and human resource functions and completed multiple capital raises, licensing transactions and acquisitions. In 2010, Mr. Bresner co-founded Tyto Capital, an investment firm specializing in private debt and equity investments in U.S. based middle-market companies. Tyto originated and acquired multiple private investments from 2010 to 2012, including an equity investment in JDS Therapeutics. In 2003, Mr. Bresner co-founded Briscoe Capital Management, a registered investment manager and the portfolio manager of the Fairfield Briscoe Senior Capital Fund, a debt fund focused on non-investment grade senior secured debt assets. Mr. Bresner actively managed a diversified loan portfolio of approximately 100 issuers. While at Briscoe, Mr. Bresner successfully raised and utilized approximately $700 million of committed debt facilities with Citigroup and CIBC. In mid-2006, the Briscoe Capital team merged into Plainfield Asset Management, a multi-billion dollar special situations hedge fund platform. From 2006 to 2010, Mr. Bresner served as a Managing Director of Plainfield, where he sourced and executed direct U.S. debt and equity investments for various Plainfield investment funds.

Mr. Bresner began his investment banking career in the Mergers & Acquisitions group of Wasserstein Perella, where he advised middle-market companies and private equity sponsors on mergers and acquisitions, leveraged recapitalization and restructuring transactions. While at Bankers Trust Company and Deutsche Bank, Mr. Bresner was a senior investment banker in the Financial Sponsors Group where he focused on sourcing, structuring and executing leveraged senior debt, high yield debt and mezzanine financings for private equity sponsors. Mr. Bresner graduated magna cum laude with a B.S. from Rensselaer Polytechnic Institute and received his M.B.A. from the Columbia University Graduate School of Business, where he was a Beta Gamma Sigma scholar. Mr. Bresner is a holder of the right to use the Chartered Financial Analyst® designation.
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Name, Address(1), Age and Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Public Directorships Held by Officer
Stephen Roman Age: 39 Chief Compliance Officer and Secretary	Since 2016
Stephen Roman joined CIG in July of 2013 and since August 2013 has been Vice President of CIM. During his tenure at the Company, Mr. Roman has advised on numerous legal and regulatory matters and managed corporate and securities law compliance matters for the Company’s various corporate entities as well as its registered investment adviser. From November 2012 through June 2013, Mr. Roman served as an attorney in New York. Previously, he was an analyst at Forex Capital Markets. Mr. Roman received a J.D. from the Northwestern University School of Law and a B.S. from New York University. Mr. Roman is a holder of the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
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(1)	The address for each officer and director is c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)
The Company’s directors are divided into three classes, each holding office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and serve until his or her successor is duly elected and qualified.

(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Gatto and Reisner are each an “interested person” because of their affiliation with CIM.

CORPORATE GOVERNANCE

Risk Oversight and Board Structure

Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Company consisting of, among other things, the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Company; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Company; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of the Company’s key service providers, including its investment adviser, administrator, and independent registered public accounting firm, to review and discuss the Company’s activities and to provide direction with respect thereto; and (5) engaging the services of the Company’s chief compliance officer to test the compliance procedures of the Company and certain of its service providers.

Messrs. Gatto and Reisner, who are “interested persons” as defined in Section 2(a)(19) of the 1940 Act, serve as the co-chief executive officers and co-chairmen of the Board. The Board believes that Messrs. Gatto and Reisner, as the Company’s co-chief executive officers and co-chairmen of the Board, are the directors with the most knowledge of the Company’s business strategy and are best situated to serve as chairmen of the Board. The Company’s Charter, as well as regulations governing BDCs generally, require that a majority of the Board be persons other than “interested persons” of the BDC, as defined in Section 2(a)(19) of the 1940 Act. The Board does not currently have a lead Independent Director. The Board, after considering various factors, has concluded that its structure is appropriate at this time. The Board will continue to monitor the Company’s structure and determine whether it remains appropriate based on the complexity of the Company’s operations.

Committees of the Board

The Board has established a standing audit committee and a standing nominating and corporate governance committee. The Board met eight times and took action by unanimous written consent seven times during the fiscal year ended December 31, 2020. Each director attended more than 95% of the aggregate of all meetings of the Board held during the fiscal year ended December 31, 2020. The Company does not have a formal policy regarding director attendance at an annual meeting of shareholders.

Audit Committee

The members of the Company’s audit committee are Robert A. Breakstone, Peter I. Finlay, Aron I. Schwartz and Earl V. Hedin, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Mr. Schwartz serves as chairman of the audit committee. The Board has determined that Mr. Schwartz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The audit committee operates pursuant to a written charter and meets periodically as necessary. A copy of the audit committee’s charter is available on the Company’s website: www.cioninvestments.com. The audit committee is responsible for selecting, engaging and discharging the Company’s independent registered public accounting firm (the “independent accountants”), reviewing the plans, scope and results of the audit engagement with the Company’s independent accountants, approving professional services provided by the Company’s independent accountants (including compensation therefor), reviewing the independence of the Company’s independent accountants and reviewing the adequacy of the Company’s internal controls over financial reporting. The audit committee also establishes guidelines, reviews preliminary valuations and makes recommendations to the Board regarding the valuation of the Company’s loans and other investments. The audit committee met eight times in 2020.

Nominating and Corporate Governance Committee

The members of the Company’s nominating and corporate governance committee are Messrs. Breakstone, Finlay, Schwartz and Hedin, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Mr. Breakstone serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee operates pursuant to a written charter and meets periodically as necessary. A copy of the nominating and corporate governance committee’s charter is available on the Company’s website: www.cioninvestments.com. The nominating and corporate governance committee is responsible for selecting, researching, and nominating directors for election by the Company’s shareholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Company’s management. The nominating and corporate governance committee will consider shareholders’ proposed nominations for directors. The nominating and corporate governance committee met two times in 2020.

The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as the Company’s management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board must provide notice to the Company’s corporate secretary in accordance with the requirements set forth in the Company’s Bylaws, the nominating and corporate governance committee charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. To have a candidate considered by the nominating and corporate governance committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of Shares, including the number of Shares owned and the length of time of the ownership;
•
The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company and the person’s consent to be named as a director if selected by the nominating and corporate governance committee and nominated to the Board; and

•	If requested by the nominating and corporate governance committee, a completed and signed director’s questionnaire.

Compensation Committee

The Company does not have a compensation committee because its executive officers do not receive any direct compensation from the Company. However, the compensation payable to CIM pursuant to the investment advisory agreement has been separately approved by a majority of the Independent Directors.  The Board will establish a compensation committee at the time of Listing in order to comply with the rules of the applicable national securities exchange.

Compensation of Directors

Directors who do not also serve in an executive officer capacity for the Company or CIM are entitled to receive annual cash retainer fees, fees for attending Board and committee meetings and annual fees for serving as a committee chairperson. These directors are Messrs. Breakstone, Schwartz, Finlay and Hedin. Commencing January 1, 2019, these directors are paid (i) annual cash retainer fees of $90,000; (ii) fees for attending Board and committee meetings (in-person or telephonically) of $800 per meeting; and (iii) annual fees of $25,000 for serving as a committee chairperson (per committee). Amounts payable under this arrangement are determined and paid quarterly in arrears.

The Company also reimburses each of the above directors for all reasonable and authorized business expenses in accordance with the Company’s policies as in effect from time to time. The Company did not pay compensation to its directors who also serve in an executive officer capacity for the Company or CIM for the year ended December 31, 2020.

The Company’s directors were paid compensation of $450,000 in connection with their service on the Board during the year ended December 31, 2020. No director or executive officer receives pension or retirement benefits from the Company.

Communications Between Shareholders and the Board of Directors

The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board, or to any particular director, to the following address: c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016. Shareholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Code of Business Conduct

The Company has adopted a code of business conduct which applies to, among others, its officers, including its Co-Chief Executive Officers and its Chief Financial Officer, as well as the members of the Board. The Company’s code of business conduct can be accessed via the Company’s website at www.cioninvestments.com. The Company intends to disclose any amendments to or waivers of required provisions of the code of business conduct on Form 8-K or on the Company’s website.

Compensation Discussion and Analysis

The Company’s executive officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for the Company’s business are provided by individuals who are officers of CIM or by individuals who were contracted by CIM to work on behalf of the Company, pursuant to the terms of the investment advisory agreement or administration agreement. Each of the Company’s executive officers is an officer of CIM, and the day-to-day investment operations and administration of the Company’s portfolio are managed by CIM. In addition, the Company reimburses CIM for the Company’s allocable portion of expenses incurred by CIM in performing its obligations under the administration agreement, including the allocable portion of the cost of the Company’s officers and their respective staffs determined under the administration agreement.

The investment advisory agreement and the administration agreement each provides that CIM and its officers, directors, controlling persons and any other person or entity affiliated with them acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM or such other person, and CIM and such other person shall be held harmless for any loss or liability suffered by the Company, if (i) CIM has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) CIM or such other person was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of willful malfeasance, bad faith or gross negligence by CIM or an affiliate thereof acting as the Company’s agent, and (iv) the indemnification or agreement to hold CIM or such other person harmless is only recoverable out of the Company’s net assets and not from the Company’s shareholders.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of business conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of business conduct can generally only be obtained from the Chief Compliance Officer, the Co-Chairmen of the Board or the Chairman of the audit committee of the Board and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee reviews all related person transactions for potential conflict of interest situations on an ongoing basis in accordance with the Company’s code of ethics, code of business conduct and other applicable policies and procedures, and all such transactions are approved or ratified by the audit committee as set forth in the audit committee charter.

Messrs. Gatto and Reisner, the Company’s Co-Chairmen and Co-Chief Executive Officers, also serve as Co-Chief Executive Officers of CIM. In addition, Messrs. Gatto and Reisner each directly and indirectly own approximately 38% of CIG’s ownership of CIM.

The Company has entered into an investment advisory agreement with CIM. Pursuant to the investment advisory agreement, the Company pays CIM a base management fee and an incentive fee. The Company has also entered into an administration agreement with CIM, pursuant to which the Company reimburses CIM for administrative expenses it incurs on the Company’s behalf.

On January 1, 2019, the Company entered into a servicing agreement with CIM’s affiliate, Apollo Investment Administration, L.P., or AIA, pursuant to which AIA furnishes the Company with administrative services including, but not limited to, loan and high yield trading services, trade and settlement support, and monthly valuation reports and support for all broker quoted investments. AIA is reimbursed for administrative expenses it incurs on the Company’s behalf in performing its obligations, provided that such reimbursement is reasonable, and costs and expenses incurred are documented.

Pursuant to an expense support and conditional reimbursement agreement between the Company and CIM, CIM has agreed to provide expense support to the Company in an amount that is sufficient to: (i) ensure that no portion of the Company’s distributions to shareholders will be paid from its offering proceeds or borrowings, and/or (ii) reduce the Company’s operating expenses until it has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to its investment income. Under certain conditions, CIM would be entitled to reimbursement of such expense support.

The Company’s executive officers, certain of its directors and certain other finance professionals of CION Investments also serve as executives of CIM and officers of the Company and Messrs. Gatto and Reisner are directors of CION Securities, LLC, the dealer manager for the offering of Shares, which ended on January 25, 2019. In addition, the Company’s executive officers and directors and the members of CIM and members of the investment committee serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company does or of investment funds, accounts or other investment vehicles managed by the Company’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company’s investment objective. The Company may compete with entities managed by CIM and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by CIM or its affiliates or by members of the investment committee. However, to fulfill its fiduciary duties to each of its clients, CIM intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with CIM’s allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client. CIM has agreed with the Board that allocations among the Company and other investment funds affiliated with CIM will be made based on capital available for investment in the asset class being allocated. The Company expects that its available capital for investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, and the targeted leverage level and targeted asset mix and other investment policies and restrictions set by the Board or as imposed by applicable laws, rules, regulations or interpretations.

Policies and Procedures for Managing Conflicts

CIM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between CIM’s fiduciary obligations to the Company and its similar fiduciary obligations to other clients. For example, such policies and procedures may be designed so that, when appropriate, certain investment opportunities may be allocated on an alternating basis that is fair and equitable among the Company and their other clients. An investment opportunity that is suitable for multiple clients of CIM and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that CIM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in the Company’s favor.

The principals of CIM have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, CIM has put in place an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities when the Company is able to co-invest with other accounts managed by CIM and affiliated entities. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to co-investments, CIM will apply the investment allocation policy. When the Company engages in such permitted co-investments, it will do so in a manner consistent with CIM’s allocation policy. Under this allocation policy, a fixed percentage of each opportunity, which may vary based on asset class and from time to time, will be offered to the Company and similar eligible accounts, as periodically determined by CIM and approved by the Board, including all of the Independent Directors. The allocation policy further provides that allocations among the Company and other accounts will generally be made pro rata based on each account’s capital available for investment, as determined, in the Company’s case, by the Board, including the Independent Directors. It is the Company’s policy to base its determinations as to the amount of capital available for investment on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these determinations will be made similarly for other accounts. In situations where co-investment with other entities managed by CIM or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, CIM will need to decide whether the Company or such other entity or entities will proceed with the investment. CIM will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

Competition

Certain officers of CIM are simultaneously providing investment management services to certain funds managed by its affiliates. CIM may determine that it is appropriate for the Company and one or more other investment accounts managed by CIM or any of its affiliates to participate in an investment opportunity. Further, funds or accounts managed by Apollo Global Management Inc. (“Apollo”) or its affiliates may also wish to participate in such investment opportunity or may in fact own an existing interest in such investment opportunity. As a BDC, the Company is subject to certain regulatory restrictions in making its investments with entities with which the Company may be restricted from doing so under the 1940 Act, unless the Company obtains an exemptive order from the SEC or co-invests alongside such affiliates in accordance with existing regulatory guidance. However, there can be no assurance that the Company will obtain such exemptive relief. Even if the Company receives exemptive relief, CIM’s investment committee may determine that the Company should not participate in a co-investment transaction. Furthermore, the Company is subject to certain regulatory restrictions on investing with Apollo Investment Management, L.P. (“AIM”), a subsidiary of Apollo, and its affiliates in transactions where AIM or its affiliates negotiate terms other than price on the Company’s behalf.

Affiliated Dealer Manager

The dealer manager is an affiliate of CIM. This relationship may have created conflicts in connection with the dealer manager’s due diligence obligations under the federal securities laws. Although the dealer manager examined the information in the prospectus for accuracy and completeness, due to its affiliation with CIM, no independent review of the Company was made in connection with the distribution of Shares in the offering, which ended on January 25, 2019.

Co-Investment Opportunities

As a BDC, the Company is subject to certain regulatory restrictions in negotiating or investing in certain investments with entities with which the Company may be restricted from doing so under the 1940 Act, such as CIM and its affiliates, unless the Company obtains an exemptive order from the SEC. Furthermore, the Company is subject to certain regulatory restrictions on investing with AIM and its affiliates in transactions where AIM or its affiliates negotiate terms other than price on the Company’s behalf. The Company is limited in its ability to engage in co-investment transactions with AIM and its affiliates and CIM and its affiliates without exemptive relief from the SEC.

Material Non-public Information

The Company’s senior management, members of CIM’s investment committee and other investment professionals from CIM may serve as directors of, or in a similar capacity with, companies in which the Company invests or in which it is considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Company’s ability to buy or sell the securities of such company under the policies of the company or applicable law.

Appraisal and Compensation

The Company’s charter currently provides that, in connection with any transaction involving a merger, conversion or consolidation, either directly or indirectly, involving the Company and the issuance of securities of a surviving entity after the successful completion of such transaction, or “roll-up,” an appraisal of all of the Company’s assets will be obtained from a competent independent appraiser that will be filed as an exhibit to the registration statement registering the roll-up transaction. Such appraisal will be based on all relevant information and will indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up. The engagement of such independent appraiser will be for the exclusive benefit of the Company’s shareholders. A summary of such appraisal will be included in a report to the Company’s shareholders in connection with a proposed roll-up. All shareholders will be afforded the opportunity to vote to approve such proposed roll-up and will be permitted to receive cash in an amount of such shareholder’s pro rata share of the appraised value of the Company’s net assets. If Listing Charter Amendment Proposal 4 is approved and the Listing is completed, these provisions of the Company’s charter will be eliminated.

Required Vote

Each director shall be elected by a plurality of all the votes cast at the Meeting virtually or by proxy, provided that a quorum is present. Each Share may be voted for the director nominees. Votes that are withheld will have no effect on the outcome of the vote on this proposal. Shares represented by broker non-votes are also not considered votes cast and thus have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2(i)

APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL 1

Background

The Company’s initial continuous public offering ended on December 31, 2015, and its follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Because the Shares are not listed on a national securities exchange and were not expected to be listed in connection with the Company’s continuous public offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares for sale. In offerings that are subject to state securities regulation, most states hold business development companies (“BDCs”) to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include a number of limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Charter.

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other BDCs that are listed on a national securities exchange such as the New York Stock Exchange or the NASDAQ Stock Market and organized as Maryland corporations (“Listed BDCs”). In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Listing Charter Amendment Proposal 2 through Listing Charter Amendment Proposal 5, the Company is proposing to further amend and restate the Charter in order to include a new Section 4.7 in the Third Articles of Amendment and Restatement of the Articles of Incorporation of the Company (the “Third Articles”) to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 1.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Charter Amendment Proposal 1. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Meeting, the amendment described in Listing Charter Amendment Proposal 1 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the Maryland State Department of Assessments and Taxation (the “SDAT”), and will become effective upon filing and acceptance for record by the SDAT, or at such other time as may be specified in the Third Articles. If any of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 are approved, the Company plans to file the Third Articles reflecting approved changes to the Charter immediately prior to a Listing. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 1 will not be implemented unless and until a Listing occurs.

A copy of the proposed Third Articles is attached as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5.

Removal of Directors

Maryland law provides that shareholders of a corporation may remove any director by the affirmative vote of a majority of all the votes entitled to be cast for the election of directors, except, among other things, as otherwise provided in the charter. If the directors have been divided into classes, as have the directors of the Company, Maryland law provides that directors may not be removed without cause. The Company proposes to include a new Section 4.7 in the Third Articles that affirms that directors may be removed only for “cause,” defines “cause” (which is undefined under Maryland law) and requires the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors to remove a director for cause.

In connection with a proposed Listing and the related increased risk of hostile takeover attempts, the Board believes that the adoption of these antitakeover provisions may discourage others from trying to (i) acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares, or (ii) change the composition of the Board, which may make it more difficult to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to shareholders as they otherwise would be. Nevertheless, the Board believes that increasing the vote required to remove a director for cause and defining cause are in the best interests of the Company and its shareholders.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Listing Charter Amendment Proposal 1 if Listing Charter Amendment Proposal 1 is approved by shareholders at the Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Listing Charter Amendment Proposal 2 through Listing Charter Amendment Proposal 5. Please see the marked version of the Charter attached as Exhibit A, which reflects all the proposed changes to the Charter.

•	Addition of a new Section 4.7 regarding procedures for director removal.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 1. You may vote for or against or abstain on Listing Charter Amendment Proposal 1. Abstentions and broker non-votes will have the same effect as votes against Listing Charter Amendment Proposal 1. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal 1 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL 1.

PROPOSAL 2(ii)

APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL 2

Background

The Company’s initial continuous public offering ended on December 31, 2015, and its follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Because the Shares are not listed on a national securities exchange and were not expected to be listed in connection with the Company’s continuous public offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include a number of limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Charter.

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Listing Charter Amendment Proposal 1 and Listing Charter Amendment Proposal 3 through Listing Charter Amendment Proposal 5, the Company is proposing to further amend and restate the Charter in order to include a new Section 5.5 in the Third Articles to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 2.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Charter Amendment Proposal 2. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Meeting, the amendment described in Listing Charter Amendment Proposal 2 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 are approved, the Company plans to file the Third Articles reflecting approved changes to the Charter immediately prior to a Listing. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 2 will not be implemented unless and until a Listing occurs.

A copy of the proposed Third Articles is attached as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5.

Provision Regarding Shareholder Inspection of Books and Records

The Third Articles provide that the Company may limit a shareholder’s right to inspect the books and records of the Company if the Board determines that such shareholder has an improper purpose for requesting such inspection. The Company believes this change will conform the Charter more closely to the charters of other Listed BDCs. The Company also believes that the change will increase the Company’s ability to protect the privacy of its shareholders of record. The Company believes the change may enhance its anti-takeover defenses by making it more difficult for a potential acquirer to acquire Shares or to contact shareholders for the purpose of trying to influence the Company’s management. Although the Company believes the change is in the best interest of the Company, the proposed change to the Charter may discourage others from trying to acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares. The proposed change may also make it more difficult for shareholders holding at least five (5) percent of the outstanding Shares to communicate with other shareholders to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to you as they otherwise would be.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Listing Charter Amendment Proposal 2 if Listing Charter Amendment Proposal 2 is approved by shareholders at the Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Listing Charter Amendment Proposal 1 or Listing Charter Amendment Proposal 3 through Listing Charter Amendment Proposal 5. Please see the marked version of the Charter attached as Exhibit A, which reflects all the proposed changes to the Charter.

•	Addition of a new Section 5.5 clarifying the Board’s ability to limit a shareholder’s inspection of the Company’s books and records upon an improper purpose.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 2. You may vote for or against or abstain on Listing Charter Amendment Proposal 2. Abstentions and broker non-votes will have the same effect as votes against Listing Charter Amendment Proposal 2. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal 2 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL 2.

PROPOSAL 2(iii)

APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL 3

Background

The Company’s initial continuous public offering ended on December 31, 2015, and its follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Because the Shares are not listed on a national securities exchange and were not expected to be listed in connection with the Company’s continuous public offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include a number of limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Charter.

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Listing Charter Amendment Proposal 1, Listing Charter Amendment Proposal 2, Listing Charter Amendment Proposal 4 and Listing Charter Amendment Proposal 5, the Company is proposing to further amend and restate the Charter in order to amend Section 7.3 in the Third Articles to conform more closely the Charter to the charters of most other Listed BDCs.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 3.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Charter Amendment Proposal 3. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Meeting, the amendment described in Listing Charter Amendment Proposal 3 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 are approved, the Company plans to file the Third Articles reflecting approved changes to the Charter immediately prior to a Listing. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 3 will not be implemented unless and until a Listing occurs.

A copy of the proposed Third Articles is attached as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5.

Provisions Regarding Exculpation and Indemnification

The Charter generally provides that the indemnification and exculpation provisions contained in the Charter are subject to the limitations of the 1940 Act. The Third Articles also provide that indemnification, where available under Maryland law and subject to the limitations of the 1940 Act, shall be mandatory. The Bylaws currently make such indemnification mandatory on the same terms and the Board believes that current best practice is to include the requirement in the Charter rather than the Bylaws.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Listing Charter Amendment Proposal 3 if Listing Charter Amendment Proposal 3 is approved by shareholders at the Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Listing Charter Amendment Proposal 1, Listing Charter Amendment Proposal 2, Listing Charter Amendment Proposal 4 or Listing Charter Amendment Proposal 5. Please see the marked version of the Charter attached as Exhibit A, which reflects all the proposed changes to the Charter.

•	Amend Section 7.3 to provide that indemnification, where available under Maryland law and subject to the limitations of the 1940 Act, shall be mandatory.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 3. You may vote for or against or abstain on Listing Charter Amendment Proposal 3. Abstentions and broker non-votes will have the same effect as votes against Listing Charter Amendment Proposal 3. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal 3 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL 3.

PROPOSAL 2(iv)

APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL 4

Background

The Company’s initial continuous public offering ended on December 31, 2015, and its follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Because the Shares are not listed on a national securities exchange and were not expected to be listed in connection with the Company’s continuous public offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include a number of limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Charter.

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Charter in order to conform it more closely to the charters of most other Listed BDCs. In addition to amending and restating the Company’s existing Charter in order to reflect the changes described in Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 3 and Listing Charter Amendment Proposal 5, the Company is proposing to further amend and restate the Charter in order to include a provision that would limit the transferability of the Company’s Shares in the 270-day period following a Listing.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 4.

Principal Change

The following discussion summarizes the principal change the Company is asking its shareholders to approve in connection with Listing Charter Amendment Proposal 4. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Meeting, the amendment described in Listing Charter Amendment Proposal 4 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 are approved, the Company plans to file the Third Articles reflecting approved changes to the Charter immediately prior to a Listing. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 4 will not be implemented unless and until a Listing occurs.

A copy of the proposed Third Articles is attached as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5.

Limitation on the Transferability of the Company’s Shares following the Listing

In light of the Company’s potential Listing, the Board considered that the existence of a large number of outstanding Shares and shareholders prior to a Listing could negatively affect the market price of the Shares if following the Listing there was a significant number of sales of these Shares or there was a perception that there could be a significant number of sales of these Shares.

The Board considered a number of options to mitigate the concerns arising from the existence of a large number of Shares and shareholders at the time of a potential Listing and determined that it was in the best interest of the Company and its shareholders to amend the Charter to include a provision that would limit the transferability of Shares outstanding at the time of a Listing for the 270-day period following the Listing. Specifically, the Board determined that without the prior written consent of the Board, a shareholder should not be able to transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”):

•	two-thirds of the Shares held by such shareholder prior to the date of a Listing for 180 days following the Listing; and
•	one-third of the Shares held by such shareholder prior to the date of a Listing for 270 days following the Listing.

Any purported Transfer in violation of this provision would be void and have no force or effect. The proposed Charter amendment is attached as Exhibit A. If approved, this proposed Charter amendment will only affect a shareholder’s ability to Transfer Shares following a Listing. Approval of this proposed Charter amendment will not affect the manner in which shareholders own Shares or other shareholders’ obligations.

In making the determination that Listing Charter Amendment Proposal 4 is in the best interest of the Company and its shareholders, the Board considered the following:

•	As of the Record Date, there are [•] Shares outstanding that are owned by [•] shareholders of record.
•
There is currently no market for the Company’s Shares and such Shares can only be transferred with the Company’s consent; however, following a Listing, Shares will generally be freely transferable subject to applicable law.

•
Even if a substantial number of sales are not affected, the mere perception of the possibility of these sales could depress the market price of the Company’s Shares and have a negative effect on its ability to raise capital in the future.

•
Anticipated downward pressure on the Company’s Share price due to actual or anticipated sales of Shares from this market overhang could cause some institutions or individuals to engage in short sales of the Company’s Shares, which could itself cause the price of the Company’s Shares to decline.

•	The terms of the proposed transfer restrictions are in-line with the transfer restrictions imposed on similarly situated BDCs’ shareholders.

Summary of Specific Change

Listed below, in summary form, is the specific change that will be made to the current Charter pursuant to Listing Charter Amendment Proposal 4 if Listing Charter Amendment Proposal 4 is approved by shareholders at the Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 3 or Listing Charter Amendment Proposal 5. Please see the marked version of the Charter attached as Exhibit A, which reflects all of the proposed changes to the Charter.

•	Add a new Article IX to limit the transferability of Shares in the 270-day period following a Listing.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 4. You may vote for or against or abstain on Listing Charter Amendment Proposal 4. Abstentions and broker non-votes will have the same effect as votes against Listing Charter Amendment Proposal 4. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal 4 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL 4.

PROPOSAL 2(v)

APPROVAL OF LISTING CHARTER AMENDMENT PROPOSAL 5

Background

The Company’s initial continuous public offering ended on December 31, 2015, and its follow-on continuous public offering commenced on January 25, 2016 and ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Because the Shares are not listed on a national securities exchange and were not expected to be listed in connection with the Company’s continuous public offerings, the Company was required to register its continuous public offerings with state securities administrators in each state in which the Company desired to offer Shares for sale. In offerings that are subject to state securities regulation, most states hold BDCs to the standards set forth in the NASAA Guidelines. As a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include a number of limitations imposed by the NASAA Guidelines in the Company’s governing documents, including the Charter.

In light of the Company’s potential Listing, the Company is proposing to amend and restate the Charter in order to conform more closely certain provisions of the Charter to provisions in the charters of most other Listed BDCs. Although Article XIII of the Charter will automatically disable most of the NASAA-mandated limitations upon a Listing, the proposed amendments remove all such limitations to the extent that they can be removed without a supermajority vote of shareholders to streamline the Charter and remove unnecessary provisions. The Company believes that the NASAA-mandated limitations impose an unnecessary administrative burden on the Company, will no longer be required provided a Listing occurs, and could put the Company at a competitive disadvantage relative to its listed competitors whose charters do not contain these restrictions.

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 5.

Principal Changes

The following discussion summarizes the principal changes the Company is asking its shareholders to approve in connection with Listing Charter Amendment Proposal 5. This summary description is qualified in its entirety by the complete text of the Third Articles, a copy of which is attached as Exhibit A to this proxy statement. If approved by shareholders at the Meeting, the amendments described in Listing Charter Amendment Proposal 5 and reflected in the Third Articles will be effected by the Company’s filing of the Third Articles with the SDAT, and will become effective upon filing and acceptance for record by the SDAT. If any of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5 are approved, the Company plans to file the Third Articles reflecting approved changes to the Charter immediately prior to a Listing. Even if approved by the Company’s shareholders, Listing Charter Amendment Proposal 5 will not be implemented unless and until a Listing occurs.

A copy of the proposed Third Articles is attached as Exhibit A to this proxy statement and is marked to show the changes made to the current Charter. The Third Articles reflect the modifications proposed to be made by Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 5.

Provisions Regarding CIM and its Affiliates

Relationship Between the Company and CIM

The Charter includes a number of provisions that govern the relationship between the Company, CIM, and its affiliates. Among other things, the Charter requires the Board to supervise and monitor CIM, limits the amount of fees the Company may pay and expenses the Company can reimburse to CIM, and requires that the term of the Company’s investment advisory agreement be terminable by a majority of the Independent Directors on 60 days’ notice, or by CIM on 60 days’ notice, in each case, without penalty. The Third Articles remove these provisions in order to conform more closely the Charter to charters of other Listed BDCs. In addition, the 1940 Act and the provisions of the investment advisory agreement govern the relationship between the Company and CIM and contain, among other things, similar termination requirements. The Company believes the proposed changes to the Charter will provide the Board with maximum flexibility to consider and optimize the Company’s relationship with CIM. However, there can be no assurance that this increased flexibility will not decrease shareholder protections.

Certain Affiliated Transactions

The Charter also contains numerous provisions that limit the Company’s ability to engage in specific transactions with CIM and its affiliates. In general, these provisions require that such transactions (which are referred to herein as “affiliated transactions”) be approved by a majority of the Company’s directors (including a majority of its Independent Directors). These provisions address a number of transactions including joint ventures, sales and leases to and from the Company, loans to and from the Company, as well as general restrictions on affiliated transactions with CIM and its affiliates. The Third Articles remove these limitations because Maryland law and the 1940 Act contain restrictions on the Company’s ability to engage in affiliated transactions. Under Maryland law, a transaction with any of the Company’s directors or any other entity in which any of its directors is a director or has a material financial interest is not void or voidable solely because of the interest so long as the transaction is approved by a majority of the Company’s Independent Directors and the transaction is fair and reasonable to the Company. Further, under the 1940 Act, the Company is prohibited from participating in certain transactions with certain of its affiliates without the prior approval of a majority of the Independent Directors, and in some cases, the SEC. Therefore, charters of Listed BDCs do not typically contain provisions of that nature that address affiliated transactions. However, there are risks to this change, as the proposed removal of these provisions increases the risk that the Company may pursue affiliated transactions such as those described above, which, if such investments perform poorly, could adversely affect the Company’s results of operations and the value of your investment in it. However, the Board does not believe that the removal of these limitations related to CIM and its affiliates will have an adverse effect on the Company because of the protections otherwise afforded by applicable law.

Provisions Regarding the Issuance of Shares

Issuance of Shares on a Deferred-Payment Basis

The Charter limits the Company’s ability to issue Shares on a deferred-payment basis or other similar arrangement unless certain enumerated conditions are met. If Listing Charter Amendment Proposal 4 is approved, these restrictions will be removed, and the Board will be able to issue Shares as described above and more fully described in the Charter. The Board recommends this change because it removes limitations on issuances of Shares that the Board in the future could determine to be in the Company’s best interest. Although the Company believes this flexibility is advantageous, this proposed amendment does increase the risk that the Company will issue securities in exchange for a deferred payment, such as a promissory note, which could negatively impact the value of a shareholder’s investment. However, the Company has no current intention to issue any Shares, the issuance of which would be prohibited under the current Charter.

Provisions Regarding Distributions

As required by the NASAA Guidelines, the Charter currently provides specific provisions governing CIM’s and the Board’s responsibilities relating to Company distributions, and limiting the Board’s ability to authorize distributions-in-kind. The Third Articles remove this provision and instead rely on Maryland law to govern the Company’s ability to pay distributions. The Company believes the removal of this provision will conform the Charter more closely to charters of other Listed BDCs. In addition, as some BDCs have also used stock dividends in order to preserve cash while satisfying BDC distribution requirements, the removal of the additional limitations on the Board’s ability to authorize distributions-in-kind may be advantageous to the Company in the future.

Provisions Regarding Roll-up Transactions

Article XII of the Charter imposes procedural protections relating to transactions in which its shareholders must exchange their Shares for securities of another entity (a “roll-up transaction”). Among other protections and requirements, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction must be obtained from an independent expert in connection with any roll-up transaction. Shareholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining shareholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the Company. In addition, the Company is prohibited from participating in any roll-up transaction in which certain shareholder rights in the roll-up entity, such as voting and access to records, are less advantageous than those currently provided to shareholders of the Company. Further, if the roll-up transaction is not approved by the shareholders, the costs of the roll-up transaction may not be borne by the Company. If Listing Charter Amendment Proposal 4 is approved and the shareholders vote to approve a roll-up transaction, the shareholders will no longer receive the benefit of these protections. However, shareholder approval will continue to be required for the Company to effect a roll-up transaction. The Company recommends this change to increase the Company’s flexibility to enter into a roll-up transaction that the Board and the shareholders may believe to be in the Company’s best interest.

Provisions Regarding Exculpation and Indemnification

The Charter currently provides for exculpation of the Company’s officers and directors, and provides for indemnification of its officers and directors, but contains certain limits on the Company’s ability to indemnify and exculpate consistent with the limitations set forth in the NASAA Guidelines. In order to conform the Charter more closely to charters of other Listed BDCs, and to retain and recruit qualified and experienced officers and directors, the Company is proposing to remove these limitations and instead provide that it shall exculpate its officers and directors and shall have the power to indemnify its officers and directors, in each case, to the maximum extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Maryland law also permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in the form of money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met. These amended Charter provisions will provide the Company’s directors and officers with broader and more comprehensive exculpation and indemnification rights.

Although the Board believes that this change will improve its ability to retain and attract qualified directors and officers, the proposed Charter amendment does increase the risk that the Company and the shareholders will not be able to recover monetary damages from the Company’s directors if they fail to meet the statutory standard of conduct as a result of negligence or misconduct (as to its Interested Directors) and gross negligence or intentional misconduct (as to its Independent Directors) or from its officers if they fail to satisfy their duties under Maryland law. In addition, the proposed Charter amendment would permit indemnification of the Company’s directors and officers in circumstances where indemnification is currently limited by the Charter. The reduced ability to recover from directors and officers and the enhanced right to indemnification would apply not only to future acts or omissions of directors or officers but also for acts or omissions prior to the date of the Charter amendment. The proposed Charter amendment also increases the risk that the Company will incur significant defense costs that would otherwise have to be borne by its directors, officers or CIM and its affiliates.

In addition to permitting the Company’s directors and officers additional rights with respect to exculpation and indemnification, removing these limitations from the Charter will also permit the Company to indemnify CIM to the maximum extent permitted by Maryland law and the 1940 Act, including for acts or omissions prior to the date of the amendment to the Charter. To date, the Company has not agreed to expand the indemnification of CIM beyond that permitted by the NASAA Guidelines; however, the proposed Charter amendment does increase the risk that the Company will (i) indemnify CIM for certain losses that it would not be permitted to indemnify CIM for under the current Charter and (ii) advance and bear CIM’s defense costs in circumstances where the current Charter would not permit such advancement.

Provisions Regarding Shareholder Voting, Access to Reports and Inspection of Books and Records

The Third Articles remove the provisions prompted by the NASAA Guidelines requiring that the shareholders have voting rights to direct the Company to take certain actions (or permit CIM to take such actions) regarding CIM and the Current Advisory Agreement (as defined below), dissolve the Company and approve or disapprove the sale of all or substantially all of the assets of the Company. The Third Articles also restrict the voting of Shares held by CIM, any directors and their respective affiliates with respect to certain matters. Such provisions are not typically found in the charters of Listed BDCs, and Maryland law and the 1940 Act generally offer protections similar to the protections the NASAA Guidelines seek to provide through these provisions.

Furthermore, the Third Articles remove provisions relating to shareholders’ ability to receive reports from the Company, which were included in the Charter to meet requirements imposed by the NASAA Guidelines. These provisions are not consistent with the provisions of charters of other Maryland corporations, which generally rely on Maryland law and their bylaws to govern reports to shareholders. If Listing Charter Amendment Proposal 4 is approved, the Company will no longer be subject to a Charter requirement to distribute an annual report with certain information required by the NASAA Guidelines. As a public reporting company, however, the Company will continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of Maryland law requiring the Company to prepare an annual statement of affairs. Thus, the Company expects to continue distributing an annual report to shareholders disclosing the information required under the rules and regulations of the SEC.

In addition, under the Third Articles, the rights of the shareholders to inspect the books and records of the Company will be limited to the rights provided for under Maryland law. Maryland law allows any shareholder of a corporation to inspect the corporation’s bylaws, minutes of shareholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than twelve months before the date of the request. However, Maryland law permits only shareholders who for at least six months have been shareholders of record of at least 5% of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a shareholder list. The Company believes these changes will conform the Charter more closely to the charters of other Listed BDCs. The Company also believes that the changes will increase the Company’s ability to protect the privacy of its shareholders and reduce the Company’s exposure to potentially exploitive mini-tender offers for Shares by increasing the threshold at which shareholders may access information related to the Company’s shareholders. The Company believes the changes also enhance its anti-takeover defenses by making it more difficult for a potential acquirer to acquire Shares or to contact shareholders for the purpose of trying to influence the Company’s management. Although the Company believes the changes are in the best interest of the Company, the proposed changes to the Charter may discourage others from trying to acquire control of the Company, which may reduce your ability to liquidate your investment in the Company or to receive a control premium for your Shares. The proposed changes may also make it more difficult for shareholders to communicate with each other to influence the Company’s management, which could result in policies, actions or Board composition that are not as favorable to you as they otherwise would be.

Approval and Execution of Charter Amendments

    Section 6.3 of the Charter is intended to summarize certain sections of Subtitle 6 of Title 2 of the MGCL as it pertains to approval and execution of charter amendments, but is being removed to avoid potential ambiguity. First, while the Charter and the Bylaws may contain a description of the approvals necessary to amend the Charter, certain approvals in the MGCL may not be varied by the Charter and Bylaws, or the MGCL may impose additional limitations or requirements with regard to such approvals. Second, while a stockholder may be bound by an amendment to the charter of a Maryland corporation, a stockholder is not a “party to” such an amendment under the MGCL. The Third Articles remove this Section 6.3 to ensure consistency with Maryland law as it pertains to Charter amendments.

Conforming Changes and Other Ministerial Modifications

The Third Articles reflect a number of changes and other modifications of a ministerial nature that are necessary in light of the other changes being proposed in Listing Charter Amendment Proposal 4. These changes and modifications include, among other things, deletion and revision of definitions, references and cross-references and other provisions which are no longer applicable to the Company or which need to be updated, and the necessary re-numbering and lettering of remaining provisions.

Summary of Specific Changes

Listed below, in summary form, are the specific changes that will be made to the current Charter pursuant to Listing Charter Amendment Proposal 5 if Listing Charter Amendment Proposal 5 is approved by shareholders at the Meeting and a Listing occurs. The below summary does not identify certain immaterial changes to the Charter or changes that are described as part of Listing Charter Amendment Proposal 1 through Listing Charter Amendment Proposal 4. Please see the marked version of the Charter attached as Exhibit A, which reflects all the proposed changes to the Charter.

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Deletion of former Section 5.5 to remove the NASAA Guidelines provisions regarding limitations on the Company’s ability to make arrangements for deferred payments on account of the purchase price of the Company’s Shares.

•	Deletion of former Section 5.6 regarding CIM’s and the Board’s responsibilities relating to Company distributions and regarding limitations on the Board’s ability to authorize distributions.
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Deletion of former Section 5.8 and former Section 5.9 to remove the NASAA Guidelines provisions regarding suitability standards for, and the Company’s determination of suitability of, a sale of Shares to prospective shareholders.

•	Deletion of former Section 6.3 to ensure consistency with Maryland law as it pertains to charter amendments.
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Revisions to Section 7.3, and the deletion of former Section 7.4 and former Section 7.5, to delete the NASAA Guidelines’ restrictions on exculpation and indemnification of, and advancement of expenses to, directors, officers and CIM and its affiliates.

•	Deletion of former Article VIII to remove the NASAA Guidelines provisions regarding the supervision of, and payment of enumerated fees to, CIM, and related provisions.
•	Deletion of former Article IX to remove the NASAA Guidelines provisions limiting the Company’s investment objectives.
•	Deletion of former Article X to remove the NASAA Guidelines provisions restricting certain transactions between the Company and CIM, any director and their affiliates.
•	Deletion of former Article XI to remove the NASAA Guidelines provisions regarding certain shareholder rights.

•	Deletion of former Article XII to remove the NASAA Guidelines provisions regarding limitations on roll-up transactions.
•	Revisions to Article XIII to remove cross-references that will no longer be applicable as a result of the removal of certain provisions in the Third Articles.
•	Deletion of definitions in Article XIV that will no longer be applicable as a result of the removal of certain provisions in the Third Articles.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of Listing Charter Amendment Proposal 5. You may vote for or against or abstain on Listing Charter Amendment Proposal 5. Abstentions and broker non-votes will have the same effect as votes against Listing Charter Amendment Proposal 5. Proxies received will be voted “FOR” the approval of Listing Charter Amendment Proposal 5 unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” LISTING CHARTER AMENDMENT PROPOSAL 5.

PROPOSAL 3

APPROVAL OF ADVISORY AGREEMENT AMENDMENT PROPOSAL

Background

The Company is seeking approval of a Proposed Advisory Agreement that would (i) reduce the annual base management fees payable by the Company to CIM upon the occurrence of certain events, (ii) amend the structure of the subordinated incentive fee on income payable by the Company to CIM and reduce the hurdle and the hurdle rate, and (iii) delete provisions required by the NASAA Guidelines.

A copy of the Proposed Advisory Agreement is attached as Exhibit B to this proxy statement and is marked to show the changes against the existing investment advisory agreement between the Company and CIM dated as of June 19, 2012 (the “Current Advisory Agreement”).

Even if approved by the Company’s shareholders, the Advisory Agreement Amendment Proposal will not be implemented unless and until a Listing occurs (except, as described below, for the technical change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which is not dependent upon a Listing).

Overview of the Current Advisory Agreement

The Current Advisory Agreement was last re-approved by the Board at a meeting held on November 13, 2020 and was most recently approved by the initial shareholders of the Company on June 19, 2012 in anticipation of the Company’s commencement of operations.

See Exhibit C to this proxy statement for a listing of the names, addresses, and principal occupations of the principal executive officers of CIM and a listing of the names, addresses, and principal occupations of the officers and directors of the Company who are also officers, employees, or members of CIM.

Advisory Services

CIM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as the Company’s investment adviser pursuant to the Current Advisory Agreement in accordance with the 1940 Act.

Subject to the overall supervision of the Board, CIM oversees the Company’s day-to-day operations and provides the Company with investment advisory services. Under the terms of the Current Advisory Agreement, CIM, among other things: (i) determines the composition and allocation of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes; (ii) determines what securities the Company will purchase, retain or sell; (iii) identifies, evaluates, negotiates and structures the investments the Company makes; and (iv) executes, monitors and services the investments the Company makes. CIM’s services under the Current Advisory Agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to the Company are not impaired.

In addition, CIM is authorized to enter into one or more sub-advisory agreements with other investment advisers pursuant to which CIM may obtain the services of such sub-adviser(s) to assist CIM in fulfilling its responsibilities under the Current Advisory Agreement. Specifically, CIM may retain a sub-adviser to recommend specific securities or other investments based upon the Company’s investment objectives, policies and restrictions, and work, along with CIM, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Company, subject to the oversight of CIM and the Company.

Advisory Fees

Pursuant to the Current Advisory Agreement, CIM is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Proposed Advisory Agreement would reduce this annual base management fee to 1.5% of the average value of the Company’s gross assets (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that the Company’s asset coverage ratio is less than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee would be reduced further to 1.0% of the average value of the Company’s gross assets (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) that result in the Company’s asset coverage ratio exceeding 200%. Under the 1940 Act, the Company is not currently permitted to incur indebtedness that would cause its asset coverage ratio to exceed 200%, however the Company may in the future seek shareholder approval to incur additional leverage up to an asset coverage ratio of 150% (i.e., $2 of debt outstanding for each $1 of equity).

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on “adjusted capital,” as defined in the Current Advisory Agreement. Under the Current Advisory Agreement, the hurdle rate is equal to 1.875% per quarter, or an annualized rate of 7.5%, and the Company receives 100% of pre-incentive fee net investment income once the hurdle rate is exceeded until the annualized rate of 9.375% is exceeded, at which point the Company receives 20% of all pre-incentive fee net investment income. Under the Proposed Advisory Agreement, the hurdle rate would be reduced to 1.625% per quarter, or an annualized rate of 6.5%, and the Company would receive 100% of pre-incentive fee net investment income once the hurdle rate is exceeded until the annualized rate of 7.879% is exceeded, at which point the Company would receive 17.5% of all pre-incentive fee net investment income.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is an incentive fee on capital gains earned on liquidated investments of the Company’s investment portfolio during operations and is determined and payable in arrears as of the end of each calendar year (or upon termination of the Current Advisory Agreement). This fee equals 20% of the Company’s incentive fee capital gains, which equals the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period. Under the Proposed Advisory Agreement, the incentive fee on capital gains will be reduced to 17.5%.

Indemnification

The Current Advisory Agreement provides that CIM and its officers, directors, controlling persons and any other person or entity affiliated with it acting as the Company’s agent shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by CIM, and CIM shall be held harmless for any loss or liability suffered by the Company, if (i) CIM has determined, in good faith, that the course of conduct which caused the loss or liability was in the Company’s best interests, (ii) CIM was acting on behalf of or performing services for the Company, (iii) the liability or loss suffered was not the result of negligence or misconduct by CIM or an affiliate thereof acting as the Company’s agent and (iv) the indemnification or agreement to hold CIM harmless is only recoverable out of the Company’s net assets and not from the Company’s shareholders.

Revisions to the Current Advisory Agreement in the Proposed Advisory Agreement

The Proposed Advisory Agreement is materially similar to the Current Advisory Agreement, except for the proposed amendments detailed below.

Reduction in Base Management Fees

The Proposed Advisory Agreement would reduce the annual base management fee to 1.5% of the average value of the Company’s gross assets (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) to the extent that the Company’s asset coverage ratio is less than or equal to 200% (i.e., $1 of debt outstanding for each $1 of equity); provided that, the annual base management fee would be reduced further to 1.0% of the average value of the Company’s gross assets (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents so that investors do not pay the base management fee on such assets) that result in the Company’s asset coverage ratio exceeding 200%. Under the 1940 Act, the Company is not currently permitted to incur indebtedness that would cause its asset coverage ratio to exceed 200%, however the Company may in the future seek shareholder approval to incur additional leverage up to an asset coverage ratio of 150% (i.e., $2 of debt outstanding for each $1 of equity).

Effect of the Proposed Advisory Agreement on Base Management Fees

During the year ended December 31, 2020, the Company recorded approximately $31.8 million in base management fees payable to CIM. The Company paid approximately $24.1 million of these fees during the year ended December 31, 2020. As of December 31, 2020, approximately $7.7 million in base management fees were payable to CIM.

Were the base management fees for the year ended December 31, 2020 calculated under the terms of the Proposed Advisory Agreement, the amount of base management fees payable by the Company to CIM for such period would have decreased from approximately $31.8 million to approximately $24.5 million, which represents a decrease of approximately 23.2%.

Amendment to Structure of the Subordinated Incentive Fee and Reduction in Hurdle and Hurdle Rate

The Proposed Advisory Agreement would amend the structure of the subordinated incentive fee on income in a manner that would express the “hurdle rate” required for CIM to earn, and be paid, the incentive fee as a percentage of the Company’s “net assets” rather than “Adjusted Capital” (as defined below).

The Proposed Advisory Agreement would also reduce the hurdle and the incentive fee rate. Accordingly, if the Proposed Advisory Agreement is approved, the subordinated incentive fee on income would be calculated and payable quarterly in arrears based on “pre-incentive fee net investment income” for the most recently completed calendar quarter, subject to a “hurdle rate”, expressed as a rate of return on the Company’s net assets, equal to 1.625% per quarter, or an annualized rate of 6.5%. The Company would receive 100% of pre-incentive fee net investment income once the hurdle rate is exceeded until the annualized rate of 7.879% is exceeded, at which point the Company would receive 17.5% of the amount of pre-incentive fee net investment income that exceeds the annualized rate of 7.879%.

“Adjusted Capital” is defined in the Current Advisory Agreement to mean cumulative gross proceeds generated from issuances of the Company’s common stock (including its distribution reinvestment plan) reduced for distributions to shareholders that represent a return of capital and amounts paid for share repurchases pursuant to the Company’s share repurchase program. This provision was initially designed to work in connection with the Company’s former continuous public offerings and its share repurchase program. The Company’s follow-on continuous public offering ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Also, upon a Listing, the Company would no longer conduct a share repurchase program. Therefore, the concept of “Adjusted Capital” will no longer be relevant to the Company. The Company believes that using “net assets” rather than “Adjusted Capital” for purposes of the subordinated incentive fee on income is appropriate in connection with the potential Listing of the Company and is consistent with provisions in investment advisory agreements of other Listed BDCs.

Effect of the Proposed Advisory Agreement on Incentive Fees

During the year ended December 31, 2020, the Company recorded a subordinated incentive fee on income of approximately $7.6 million based upon the performance of its portfolio and paid CIM approximately $3.3 million in respect of such fee. As of December 31, 2020, approximately $4.3 million was payable to CIM in respect of the subordinated incentive fee on income.

The Company accrues the capital gains incentive fee based on accumulated net realized gains (net of accumulated realized losses) and net unrealized appreciation (net of unrealized losses); however, under the terms of the Current Advisory Agreement, the fee payable to CIM is based on accumulated net realized gains (net of accumulated realized losses) and unrealized depreciation and no such fee is payable with respect to unrealized appreciation unless and until such appreciation is actually realized. Since inception through December 31, 2020, the Company did not record any capital gains incentive fees based on the performance of its portfolio.

Were the subordinated incentive fee on income for the year ended December 31, 2020 calculated under the terms of the Proposed Advisory Agreement, the amount of the subordinated incentive fee on income payable by the Company to CIM for such period would have increased from approximately $7.6 million to approximately $15.9 million, which represents an increase of approximately 108%. Additionally, since inception through December 31, 2020, the Company’s accrued capital gains incentive fees (both realized and unrealized) would not have changed from $0.

Deletion of Provisions Required by the NASAA Guidelines

Limitations Only Applicable While the Company Is Not Listed

As described above, as a BDC, a number of states where the Company wished to offer Shares for sale required the Company to include certain limitations imposed by the NASAA Guidelines in its governing documents. Like the Charter, the Current Advisory Agreement includes certain NASAA-mandated limitations that govern the relationship between the Company and CIM.

However, the Current Advisory Agreement provides that certain of such NASAA-mandated limitations shall apply for only so long as the Shares of the Company are not listed on a national securities exchange, and if the Company’s Shares are listed on a national securities exchange, the Company would no longer be subject to these provisions related to the NASAA Guidelines. These provisions include Sections 1(h)-(i), Section 2(c), Section 4(b)-(f), Section 5(b), Section 8(b), Section 9, Section 10 and Section 11(d) of the Current Advisory Agreement. Accordingly, if the Company effects a Listing, such NASAA-mandated limitations contained in the Current Advisory Agreement will no longer have any effect. Therefore, for administrative ease and clarity, upon a Listing, the Company intends that the Proposed Advisory Agreement would delete all of the NASAA-mandated limitations that would no longer be in effect in accordance with the Current Advisory Agreement.

In connection with the revisions to Section 8, upon the removal of Section 8(b) of the Current Advisory Agreement, which places limitations on the indemnification of CIM, provisions will be added to Section 8 to clarify, as required by the 1940 Act, that CIM cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of CIM’s duties or by reason of the reckless disregard of CIM’s duties and obligations under the Proposed Advisory Agreement. In connection with the removal of Section 11(d) of the Current Advisory Agreement, which, among other items, states when an amendment to the Current Advisory Agreement must be approved by the shareholders of the Company, a provision would be added in Section 11 of the Proposed Advisory Agreement to clarify that an amendment to the Proposed Advisory Agreement may only be made in conformity with the requirements of the 1940 Act related to approval by the Company of such amendment.

Other Limitations Required by the NASAA Guidelines

Certain other provisions in the Current Advisory Agreement were originally included because of requirements of the NASAA Guidelines, although such provisions are not specifically referenced as applying for only so long as the Shares of the Company are not Listed. These provisions are not otherwise required by the 1940 Act. Accordingly, for administrative ease and clarity, upon a Listing, the Company intends that the Proposed Advisory Agreement would revise these provisions, as detailed below.

Section 11(c) of the Current Advisory Agreement governs the payments to and duties of CIM upon termination of the Current Advisory Agreement. Under Section 11(c)(i), CIM is only entitled to receive payments under the Current Advisory Agreement for services provided prior to termination, which must be paid by the Company within thirty days after the effective date of such termination. In addition, Section 11(c)(ii) imposes certain requirements upon CIM upon termination, including providing an accounting to the Board, delivering to the Board all assets and documents of the Company then in custody of CIM, and cooperating with the Company to provide an orderly management transition. Under the Proposed Advisory Agreement, these provisions would be deleted and a provision would be added to the end of Section 11(b) to clarify that, upon termination or expiration of the Proposed Advisory Agreement, CIM would be entitled to receive any payments due through the date of termination or expiration of the Proposed Advisory Agreement, and that Section 11 will remain in full force and effect and apply to CIM and its representatives as and to the extent applicable. The Company believes that these amendments, similar to the previously described amendments to Section 11(b), comply with the provisions of the 1940 Act and are similar to provisions in the investment advisory agreements of other Listed BDCs.

Term

The Current Advisory Agreement became effective upon the Company meeting the minimum offering requirement on December 17, 2012. After an initial two-year term, the Current Advisory Agreement has been re-approved annually (with the most recent being on November 13, 2020) by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Company’s directors who are not parties to the Current Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party. The Proposed Advisory Agreement will only become effective upon a Listing (except, as described above, for the technical change to the calculation of the incentive fee payable to CIM such that it is based on net assets rather than “Adjusted Capital”, which is not dependent upon a Listing), as the Company has already met the minimum offering requirement. Similar to the Current Advisory Agreement, the Proposed Advisory Agreement will be effective for an initial two-year term and then will be required to be re-approved annually.

Board Considerations

The following reflects the Board’s considerations in approving (i) the Proposed Advisory Agreement; and (ii) the renewal of the Current Advisory Agreement. Shareholders are not being asked to re-approve the Current Advisory Agreement; information regarding the Board’s review process and considerations in approving the renewal of the Current Advisory Agreement is presented below because such factors, in part, formed the basis of the Board’s determination with respect to the Proposed Advisory Agreement.

Proposed Advisory Agreement

At a meeting of the Board held on April 5, 2021, the Board reviewed the changes to the Current Advisory Agreement and considered the mechanics of the changes and CIM’s rationale for the changes. The Board considered that the replacement of “Adjusted Capital” with net asset value in the denominator of the incentive fee calculation was partially intended to streamline the calculation process and align it with the operational capabilities of the Company’s service providers. The Board also considered that this provision was initially designed to work in connection with the Company’s former continuous public offerings and its share repurchase program. The Company’s follow-on continuous public offering ended on January 25, 2019, the date on which the Company closed the public offering of its Shares. Also, upon a Listing, the Company would no longer conduct a share repurchase program. Therefore, the Board considered that the concept of “Adjusted Capital” will no longer be relevant to the Company.

The Board also reviewed a series of calculations demonstrating the impact of the Proposed Advisory Agreement on the base management fee, incentive fees and the total incentive fees payable to CIM under hypothetical performance scenarios. The Board noted that replacing “Adjusted Capital” with net asset value in the denominator of the incentive fee calculation could raise the incentive fees payable by shareholders depending on future Company performance. The Board further noted that changing the hurdle and incentive fee on income rates could raise or lower the incentive fees payable by shareholders on future Company performance, but if applied historically together with the change noted above to Adjusted Capital, would have raised the fee. The Board also noted that the proposed changes would reduce the amount of base management fee payable.

The Board then considered that, if the Company effects a Listing, the NASAA-mandated limitations contained in the Current Advisory Agreement will no longer have any effect and therefore, should be removed from the Current Advisory Agreement.

The Board noted that CIM expected that the Proposed Advisory Agreement would not change the nature, quality and extent of the investment advisory and other services currently being provided to the Company by CIM under the Current Advisory Agreement. In addition, the Board members recalled the substantial information that they had received regarding CIM and the Company in connection with the Board’s November 13, 2020 approval of the renewal of the Current Advisory Agreement.

At the April 5, 2021 meeting, the Board, including a majority of the Independent Directors, approved the Proposed Advisory Agreement as being in the best interests of the Company and its shareholders. The Board then directed that the Proposed Advisory Agreement be submitted to the Company’s shareholders for approval with the Board’s recommendation that the shareholders vote to approve the Proposed Advisory Agreement.

If shareholders of the Company do not approve this proposal, the Current Advisory Agreement will remain in effect and the Board will consider and evaluate its options to determine what alternatives are in the Company’s best interests and that of the Company’s shareholders.

Current Advisory Agreement

The Board, including a majority of the Independent Directors, approved the renewal of the Current Advisory Agreement at a meeting held by video conference on November 13, 2020 (the “November Meeting”). The Board generally receives, reviews and evaluates information concerning the services and personnel of CIM and its affiliates at quarterly meetings of the Board. While particular emphasis might be placed on information concerning the Company’s investment performance, comparability of fees, total expenses and profitability at any meeting at which a renewal of the contracts is considered, the process of evaluating CIM’s and the Company’s investment advisory and administrative arrangements is an ongoing one.

In connection with the renewal of the Current Advisory Agreement, the Independent Directors met with their independent counsel in executive session during the November Meeting. Counsel to the Independent Directors reviewed with the Independent Directors a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board’s consideration of the approval of an investment advisory agreement.

In considering whether to renew the Current Advisory Agreement, the Board reviewed certain information provided to the Board by CIM in advance of the November Meeting, and supplemented orally at the November Meeting, including, among other things, (a) the nature, quality and extent of the advisory and other services to be provided to the Company by CIM; (b) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (c) the Company’s projected operating expenses and expense ratio, including reimbursement obligations under the Current Advisory Agreement, compared to other BDCs with similar investment objectives; (d) any existing and potential sources of indirect income to CIM from its relationships with the Company and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Current Advisory Agreement; (f) the organizational capability and financial condition of CIM and its respective affiliates, including the credentials of CIM’s professional employees; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. The Board also reviewed a report prepared by CIM which included information comparing (1) the Company’s performance with the performance of a group of comparable funds (the “Performance Group”) for various periods ended September 30, 2020 and (2) the Company’s total fees with those of a group of comparable funds (the “Expense Group”), the information for which was derived in part from Bloomberg and fund financial statements available to CIM as of the date of the analysis.

In determining whether to renew the Current Advisory Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Director may have attributed different weights to the factors considered.

(a)
The nature, extent and quality of services to be provided by CIM — With respect to the nature, extent and quality of services to be provided by CIM, the Board received and considered the information regarding the types of services to be provided under the Current Advisory Agreement and information describing CIM’s organization and business, including the quality of the investment research capabilities of CIM and the other resources dedicated to performing services for the Company. The Board noted the professional experience and qualifications of CIM’s portfolio management team and other senior personnel of CIM involved with the Company, including the portfolio management team’s expertise in managing securities in which the Company invests, the integrated platforms of CIM and its affiliates and the benefits, resources and opportunities of the platforms that CIM is able to access. Company management discussed the size and experience of CIM’s staff, the experience of its key personnel in providing investment management services, including the systems used by CIM’s personnel and the ability of CIM to attract and retain capable personnel. The quality of administrative and other services, including CIM’s role in coordinating the activities of the Company’s other service providers, were also considered. The Board also noted the reputation and track record of CIM’s organization.

(b)
Investment performance of the Company and CIM — With respect to investment performance of the Company and CIM, the Board reviewed statistical information concerning the Company’s investment performance in relation to its stated objective, as well as comparative data with respect to the performance of unaffiliated closed-end BDCs engaging in similar investing, underwriting and origination activity provided by CIM. Representatives of CIM reviewed with the Board the Company’s performance. In connection with its review, the Board discussed the results of the performance comparisons. In reviewing the performance report, the Board took into consideration that the report identified primarily BDCs that focused on the U.S. middle-market as the peer categories CIM believed were most comparable to the Company given the Company’s flexible mandate and focus on a portfolio of senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, and equity, of private and thinly-traded U.S. middle-market companies. The Board noted that the Company’s total return performance, on a net asset value basis, had outperformed the average return of the Performance Group in the year-to-date and inception to date periods ended September 30, 2020.

Representatives of CIM noted that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the Company and comparable funds, highlighting, in particular, the difficulty in finding an appropriate universe of comparable funds. In discussing the Company’s performance, they noted, among other things, the outperformance may be attributable to its defensive investment posture, strong security selection and an overweight allocation to directly originated investments.

(c)
Cost of the services to be provided and profits to be realized by CIM from the relationship with the Company — The Board considered information about the profitability of the Company to CIM, as well as the costs of services provided by CIM to the Company. The Board received and reviewed information relating to the financial condition of CIM and its affiliates. Representatives of CIM reviewed the expenses allocated and profit received by CIM and its affiliates and the resulting profitability percentage for managing the Company and the method used to determine the expenses and profit.

(d)
Economies of scale and whether fee levels reflect these economies of scale — The Board considered the extent to which economies of scale are expected to be realized and whether fee levels reflect these economies of scale. The Directors noted that, while CIM is not currently experiencing any economies of scale in servicing the Company, there is a possibility that economies of scale could be realized as asset levels increase.

(e)
Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the management fees and expenses, the Board considered the Company’s management fees and the Company’s expense ratios in absolute terms and as compared with the fees and expenses of the Expense Group. Based upon the comparative fee information provided, the Board noted that the Company’s advisory fees were generally in line with those of comparable funds in the Expense Group identified by CIM. The Board considered that the Current Advisory Agreement provides that CIM may continue to earn an incentive fee and, to the extent the fee is earned and paid, would result in a higher rate of total compensation from the Company to CIM than the fee rate stated in the Current Advisory Agreement. The Board also considered CIM’s commitment pursuant to the Expense Support and Conditional Reimbursement Agreement with the Company whereby CIM has agreed to reimburse the Company’s operating expenses in certain circumstances. In addition, the Board also noted the reputation and track record of CIM’s organization.

In discussing the Company’s management fees and expenses, representatives of CIM noted, among other things, that CIM believed the management fees and expenses are reasonable when compared to, and are consistent with, other similar funds and portfolios. Representatives of CIM also noted that the Company’s investment strategy of investing in a portfolio of senior secured debt, including first lien loans, second lien loans and unitranche loans, and, to a lesser extent, collateralized securities, structured products and other similar securities, unsecured debt, and equity, of private and thinly-traded U.S. middle-market companies, requires additional expertise and expense related to due diligence, trade support, pricing and valuation, ongoing monitoring and regulatory monitoring. In addition, representatives of CIM noted that the Company’s size is smaller than the average of the peer group, and thus has a smaller capital base over which to spread fixed costs.

Conclusion

Based on the considerations described above, the Board, including all of the Independent Directors, determined that the terms of the Proposed Advisory Agreement, including the fees, are fair and reasonable in relation to the services to be provided and approved the Proposed Advisory Agreement as being in the best interests of the Company and its shareholders.

The Board then directed that the Proposed Advisory Agreement be submitted to shareholders for approval with the Board’s recommendation that the shareholders of the Company vote to approve the Proposed Advisory Agreement.

If shareholders approve this proposal, the Proposed Advisory Agreement will supersede and replace the Current Advisory Agreement. If shareholders do not approve this proposal, the Existing Advisory Agreement will remain in effect and the Board will consider and evaluate its options to determine what alternatives are in the Company’s and the shareholders’ best interests.

Vote Required

The affirmative vote by the holders of Shares entitled to cast a majority of all the votes entitled to be cast as of the Record Date is necessary for approval of the Advisory Agreement Amendment Proposal. You may vote for or against or abstain on the Advisory Agreement Amendment Proposal. Abstentions and broker non-votes will have the same effect as votes against the Advisory Agreement Amendment Proposal. Proxies received will be voted “FOR” the approval of the Advisory Agreement Amendment Proposal unless shareholders designate otherwise.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ADVISORY AGREEMENT
AMENDMENT PROPOSAL.

PROPOSAL 4

APPROVAL TO OFFER AND SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Background

The 1940 Act generally prohibits the Company, as a BDC, from offering and selling Shares at a price per Share, after deducting selling commissions and dealer manager fees, below the then-current NAV per Share unless the Company meets certain exceptions.

One such exception would permit the Company to sell or otherwise issue Shares during the next year at a price below the Company’s then-current NAV if its shareholders approve such a sale and the Company’s directors make certain determinations prior to the sale or issuance of such Shares. A majority of the Company’s independent directors and a majority of the Company’s directors who have no financial interest in the sale would be required to make a determination as to whether such sale would be in the best interests of the Company and its shareholders prior to selling Shares at a price below NAV per share if the Company’s shareholders were to approve such a proposal. A majority of the Company’s independent directors and a majority of the Company’s directors who have no financial interest in the sale, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, would also be required to determine in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase the Company’s Shares or immediately prior to the issuance of such Shares, that the price at which the Shares is to be sold is not less than a price which closely approximates its market value, less any distributing commission or discount.

The Company is seeking the approval of its shareholders so that it may, in one or more public or private offerings of its Shares, sell or otherwise issue Shares, not exceeding 25% of its then outstanding Shares, at a price below NAV, subject to the conditions set forth in this proposal. The Board, including all of the Independent Directors, recommends the proposal to the shareholders for their approval. If approved, the authorization would be effective for securities issued during a twelve-month period following shareholder approval.

Reasons to Offer Shares Below NAV

Status as a RIC and Maintaining a Favorable Debt to Equity Ratio

As a BDC and a regulated investment company (“RIC”) for tax purposes, the Company is dependent on its ability to raise capital through the issuance of its Shares. RICs generally must distribute substantially all of their earnings to shareholders as dividends in order to achieve pass-through tax treatment, which prevents the Company from retaining any meaningful amount of earnings to support operations, which may include making new investments (including investments into existing portfolio companies). The Company must also comply with the 200% asset coverage requirements in order to incur debt or issue senior securities. Because BDCs must determine the fair value of the assets in their portfolio quarterly, an unfavorable shift in market dynamics or the existence of underperforming assets may lower that determination of fair value and therefore proportionately increase the value of balance sheet debt compared to assets.

Failure to maintain the required asset coverage ratio could have severe negative consequences for the Company, including the inability to pay dividends and breach of covenants in the Company’s credit facilities. Although the Company does not currently expect to breach the asset coverage ratio, the markets it operates in and the general economy are currently exceptionally volatile and uncertain. Even if the underlying performance of one or more portfolio companies may not indicate an impairment or inability to repay all principal and interest in full, volatility in the capital markets may negatively impact the valuations of investments and create unrealized capital depreciation on certain investments. Any such write-downs in value (as well as unrealized capital depreciation based on the underlying performance of the Company’s portfolio companies, if any) will negatively impact the Company’s total assets and the resulting asset coverage ratio. Issuing additional equity would allow the Company to realign its debt to equity ratio and avoid these negative consequences. In addition to meeting legal requirements applicable to BDCs, having a more favorable debt to equity ratio would also generally strengthen the Company’s balance sheet and give it more flexibility to fully execute its business strategy.

Current Market Conditions

From time to time, capital markets may experience periods of disruption and instability. The market is currently experiencing such a period of severe instability due to the effects of the COVID-19 pandemic and the measures taken to contain it. This period of market disruption and instability may adversely affect the Company’s access to sufficient debt and equity capital. Debt capital that will be available, if any, may be at a higher cost and on less favorable terms and conditions. Further, although the Company has terminated its public offering, it may be advantageous to seek to raise additional equity capital in private placements, which would be greatly aided by the flexibility of being able to offer Shares at a price below current NAV. This access to equity capital will allow the Company to better negotiate with its lenders and avoid the Company from being a forced seller of assets in this current marketplace. It will also preserve financial flexibility during these uncertain times for other purposes, such as providing liquidity to troubled portfolio companies by participating in a capital restructurings. In addition, the Company believes that additional attractive investment opportunities may present themselves during this period.

Conditions to the Sale of the Company’s Shares Below NAV

If shareholders approve this proposal, the Company will sell Shares at a price below NAV per Share, exclusive of sales compensation, only if the following conditions are met:

•	a majority of the Independent Directors who have no financial interest in the sale have approved the sale;

•
a majority of such Independent Directors, who, in consultation with the underwriter or underwriters of the offering, if any, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities, or immediately prior to the sale of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount; and

•	the cumulative number of Shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding Shares immediately prior to each such sale.

Key Shareholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, shareholders should consider the dilutive effect of the issuance of the Company’s Shares at less than NAV per share. Any sale of Shares at a price below NAV would result in immediate dilution to existing shareholders. Since under this proposal the Company’s Shares could be issued at a price that is substantially below the NAV per share, the dilution could be substantial. This dilution would include reduction in the NAV per share as a result of the issuance of Shares at a price below the NAV per share, and a proportionately greater decrease in a shareholder’s interest in the earnings and assets of the Company and voting interest in the Company, than the increase in the assets of the Company resulting from such issuance. If this proposal is approved, the Board may, consistent with its fiduciary duties, approve the sale or otherwise issue the Company’s Shares at any discount to its then current NAV per share; however, the Board will consider the potential dilutive effect of the issuance of Shares at a price below the NAV per Share when considering whether to authorize any such issuance and will act in the best interests of the Company and its shareholders in doing so.

The 1940 Act establishes a connection between common share sale price and NAV because, when shares of common stock or other specific securities are sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Further, if current shareholders of the Company do not purchase any Shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV, their voting power will be diluted. For an illustration of the potential dilutive effect of an offering of the Company’s Shares at a price below NAV, please see the table below under the heading “Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV.”

It should be noted that the cumulative number of Shares sold below NAV pursuant to this proposal is limited to 25% of the Company’s then-outstanding Shares immediately prior to each such sale. While the Company will aggregate all Shares sold below NAV throughout the year for purposes of this limit, the maximum is based on the percentage of outstanding Shares at the time of each offering and if the Company issues additional Shares throughout the year, the Company would be able to issue more Shares below NAV before reaching the 25% limit. Furthermore, there would be no limit on the discount to NAV at which Shares could be sold.

The Company has not offered or sold any Shares at a price below NAV per Share pursuant to the share issuance proposal that was approved by shareholders at the 2020 annual meeting of shareholders. While the Company has no immediate plans to sell its Shares at a price below NAV per Share pursuant to this Share Issuance Proposal, it is seeking shareholder approval now in order to maintain access to the markets if the Company determines it should sell Shares at a price below NAV per Share, which typically must be undertaken quickly. The final terms of any such sale will be determined by the Board at the time of issuance and the Shares will not include preemptive rights. Also, because the Company has no immediate plans to issue any Shares, it is impracticable to describe the transaction or transactions in which such Shares would be issued. Instead, any transaction where the Company issues such Shares, including the nature and amount of consideration that would be received by the Company at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If the Share Issuance Proposal is approved, no further authorization from the shareholders will be solicited prior to any such issuance in accordance with the terms of this proposal.

Examples of Dilutive Effect of the Issuance of Shares at a Price Below NAV

Impact on Existing Shareholders who do not Participate in the Offering

Existing shareholders who do not participate in an offering at a price below NAV or who do not buy additional Shares in the secondary market (or in the public market if a Listing occurs) at the same or lower price obtained by the Company in the offering face the greatest potential risks. These shareholders will experience an immediate dilution in the NAV of the Shares they hold and will also experience a disproportionately greater decrease in their participation in the Company’s earnings and assets and their voting power than the increase the Company will experience in its assets and voting interests due to such offering.

The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating shareholder in three different hypothetical offerings of different sizes and levels of discount from NAV. The examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current net asset value of the Company and NAV thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Shareholder A of (1) an offering of 50,000 Shares (5% of the outstanding Shares) at $9.50 per Share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 Shares (10% of the outstanding Shares) at $9.00 per Share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 200,000 Shares (20% of the outstanding Shares) at $8.00 per Share after offering expenses and commissions (a 20% discount from NAV); (4) an offering of 250,000 Shares (25% of the outstanding Shares) at $7.50 per Share after offering expenses and commissions (a 25% discount from NAV) and (5) an offering of 250,000 Shares (25% of the outstanding Shares) at $0.00 per Share after offering expenses and commissions (a 100% discount from NAV). The offering document pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of Shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

		Example 1 5% Offering At 5% Discount		Example 2 10% Offering At 10% Discount		Example 3 20% Offering At 20% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Shareholder
Shares Held by Shareholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Shareholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Shareholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Shareholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Shareholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Shareholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Shareholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Shareholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%

Impact on Existing Shareholders Who Participate in the Offering

Existing shareholders who participate in an offering at a price below NAV or who buy additional Shares in the secondary market (or in the public market if a Listing occurs) at the same or lower price as the Company obtains in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating shareholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the Company’s Shares immediately prior to the offering. The level of NAV dilution will decrease as the number of Shares such shareholders purchase increases. Existing shareholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing shareholders who purchase less than their proportionate share of the offering, experience accretion in NAV over their investment per Share and will also experience a disproportionately greater increase in their participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets and voting interests due to such offering. The level of accretion will increase as the excess number of Shares such shareholder purchases increases. Even a shareholder who over-participates will, however, be subject to the risk that the Company may make additional discounted offerings in which such shareholder does not participate, in which case such a shareholder will experience NAV dilution as described above in such subsequent offerings.

The below examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current net asset value of the Company and NAV thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 25% discount offering from the prior chart for Shareholder A that acquires Shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 Shares, which is 0.50% of the offering of 250,000 Shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 Shares, which is 1.50% of the offering of 250,000 Shares rather than their 1.00% proportionate share). The offering document pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of Shares in such offering and the actual discount from the most recently determined NAV. It is not possible to predict the level of market price decline that may occur. These examples are provided for illustrative purposes only.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to public	—	$7.89	—	$7.89	—
Net proceeds per Share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Shareholder A
Shares held by Shareholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by Shareholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by Shareholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by Shareholder A (assumed to be $10.00 per Share on Shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to Shareholder A (total NAV less total investment)	—	$(2,988)	—	$1,037	—
Per Share Amounts
NAV held by Shareholder A	—	$9.50	—	$9.50	—
Investment per Share held by Shareholder A (assumed to be $10.00 per Share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per Share held by Shareholder A (NAV less investment per Share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to Shareholder A (dilution/accretion per Share divided by investment per Share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder in the Company in three different hypothetical Share offerings of different sizes and levels of discount from NAV per Share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently shareholders of the Company, but who participate in an offering by the Company below NAV and whose investment per Share is greater than the resulting NAV per Share due to expenses and any commissions paid by the Company, will experience an immediate decrease, albeit small, in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. Investors who are not currently shareholders of the Company and who participate in an offering by the Company below NAV per Share and whose investment per Share is also less than the resulting NAV per Share due to expenses and any commissions paid by the Company being significantly less than the discount per Share, will experience an immediate increase in the NAV of their Shares and their NAV per Share compared to the price they pay for their Shares. All of these investors will experience a disproportionately greater participation in the Company’s earnings and assets and their voting power than the Company’s increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that the Company may make additional discounted offerings in which such new shareholder does not participate, in which case such new shareholder will experience dilution as described above in such subsequent offerings by the Company. These investors may also experience a decline in the market price of their Shares, which often reflects to some degree announced or potential increases and decreases in NAV per Share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new shareholder who purchases the same percentage (1.00%) of the Shares in the three different hypothetical offerings of Shares of different sizes and levels of discount from NAV per Share. The examples assume that the issuer has 1,000,000 Shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. Based on these assumptions, the current NAV and NAV per Share thus would be $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on Shareholder A at (1) an offering of 50,000 Shares (5% of the outstanding Shares) at $9.50 per Share after offering expenses and any commissions (a 5% discount from NAV); (2) an offering of 100,000 Shares (10% of the outstanding Shares) at $9.00 per Share after offering expenses and any commissions (a 10% discount from NAV); and (3) an offering of 200,000 Shares (20% of the outstanding Shares) at $8.00 per Share after offering expenses and any commissions (a 20% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per Share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to NAV
Total Shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Shareholder A
Shares held by Shareholder A	—	500	—	1,000	—	2,000	—
Percentage held by Shareholder A	—	—	—	—	—	—	—
Total Asset Values
Total NAV held by Shareholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by Shareholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to Shareholder A (total NAV less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
NAV per Share held by Shareholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share held by Shareholder A	—	$10.05	—	$9.52	—	$8.47	—
Dilution per Share held by Shareholder A (NAV per Share less investment per Share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage dilution to Shareholder A (dilution per Share divided by investment per Share)	—	—	—	(0.70)%	4.10%	—	14.17%

The discount to NAV is a result of market perception that moves the Share price and thus NAV is only one determinant of market value.

Notwithstanding the dilutive effect of any equity financing on the Company’s NAV, the Board has considered the Company’s potential need to obtain additional capital for the repayment of indebtedness, investment or other corporate purposes discussed in this proxy statement. With more capital to utilize, the Board believes that the Company would be able to pay down its outstanding indebtedness or make investments with more significant earnings and growth potential. The Board further believes that over time the value of the incremental assets available for investment or other uses, taken together with the other factors previously discussed, may be reflected positively in the market price of the Shares and that such increases may exceed the initial dilutive effects that the Company is likely to experience in its NAV due to offerings of Shares in accordance with this proposal.

Other Considerations

In reaching its recommendation to shareholders to approve the Share Issuance Proposal, the Board considered a possible source of conflict of interest due to the fact that the proceeds from the issuance of additional Shares may increase the management fees that the Company pays to CIM as such fees are partially based on the amount of the Company’s gross assets. The Board, including a majority of the Independent Directors, concluded that the benefits to the Company’s shareholders from increasing the Company’s capital base outweighed any detriment from increased management fees, especially considering that the management fees would increase regardless of whether the Company offers Shares at a price below NAV per Share or above NAV per Share. The Board also considered the effect of the following factors:

•	the costs and benefits of an offering of Shares below NAV per Share compared to other possible means for raising capital or concluding not to raise capital;

•	the size of an offering of Shares in relation to the number of Shares outstanding;

•	the general conditions of the securities markets; and

•	any impact on operating expenses associated with an increase in capital.

Required Vote

Approval of the Share Issuance Proposal requires the affirmative vote of the holders of (1) a majority of the outstanding voting securities entitled to vote at the Meeting and (2) a majority of the outstanding Shares entitled to vote at the Meeting that are not held by affiliated persons of the Company. The 1940 Act defines “a majority of outstanding voting securities” of the Company as (a) 67% or more of the voting securities present at the Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Company, whichever is less. You may vote for or against or abstain on the Share Issuance Proposal. Abstentions and broker non-votes will not count as affirmative votes cast and will therefore have the same effect as votes against the Share Issuance Proposal.

If shareholders approve the Share Issuance Proposal, during a one-year period commencing on the date of such approval, the Company will be permitted, but not required or otherwise obligated, to offer and sell newly issued Shares at a price below NAV per Share at the time sold.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL
OF THE SHARE ISSUANCE PROPOSAL.

SUBMISSION OFSHAREHOLDER PROPOSALS

Requirements for Shareholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials

Proposals that a shareholder intends to present at the Company’s 2022 annual meeting of shareholders, which we refer to as the “2022 Annual Meeting,” and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on [•], 2022. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of shareholder proposals in company-sponsored proxy materials. Shareholder proposals must be delivered to the Company’s Secretary by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting.

Requirements for Other Shareholder Proposals to Be Brought Before the 2022 Annual Meeting and Director Nominations

Pursuant to the provisions of the Company’s Bylaws, which we refer to as the “Bylaws,” notice of any proposal that a shareholder intends to present at the 2022 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2022 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Secretary by mail at the address provided below and must be received by the Company’s Secretary at the address provided below not less than 90 days nor more than 120 days prior to the first anniversary of the date of the mailing of the Notice of Annual Meeting for the 2021 Annual Meeting of Shareholders. Accordingly, any notice given by a shareholder must be received no earlier than 5:00 p.m., Eastern Time, on [•], 2021, and not later than the close of business on [•], 2022. To be in proper form, the notice must be submitted by a shareholder of record and must include the information required by the current Bylaws with respect to each director nomination or proposal that the shareholder intends to present at the 2022 Annual Meeting. If you are a beneficial owner of Shares held by a broker or other custodian, you should contact the broker or other custodian that holds your Shares for information about how to register your Shares directly in your name as a shareholder of record.

Notices of intention to present proposals at the 2022 Annual Meeting and/or director nominations must be addressed to Stephen Roman, Corporate Secretary, CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016, on or before [•], 2022. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the Bylaws or SEC requirements for submitting a proposal or nomination, or other applicable requirements. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the Bylaws and SEC requirements.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board or any of its members by addressing such communication to the relevant party(ies), c/o CĪON Investment Corporation, 3 Park Avenue, 36th Floor, New York, NY 10016.

KEY SERVICE PROVIDERS

Adviser. CION Investment Management, LLC, located at 3 Park Avenue, 36th Floor, New York, NY 10016, serves as the Company’s investment adviser.

Administrator. CION Investment Management, LLC, located at 3 Park Avenue, 36th Floor, New York, NY 10016, also serves as the Company’s administrator and furnishes the Company with office equipment and clerical, bookkeeping and record keeping services.

Custodian. U.S. Bank, N.A., which has its principal office at One Federal Street, Boston, MA 02110, serves as custodian for the Company. U.S. Bank, N.A. also performs certain administrative functions on behalf of the Company.

Distribution Paying Agent, Transfer Agent and Registrar. DST Systems, Inc., which has its principal office at 333 West 11th Street, 5th Floor, Kansas City, MO 64105, serves as the Company’s distribution paying agent, transfer agent and registrar.

Exhibit A

~~SECOND~~ THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

OF

THE ARTICLES OF INCORPORATION OF
CĪON INVESTMENT CORPORATION

FIRST: CĪON Investment Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its articles of incorporation as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the Second Articles of Amendment and Restatement of the Articles of Incorporation of the Corporation (the “Articles of Incorporation”) currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is CĪON Investment Corporation.

ARTICLE II
PURPOSE

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
RESIDENT AGENT AND PRINCIPAL OFFICE

The name of the resident agent of the Corporation in Maryland is CSC-Lawyers Incorporating Service Company. The street address of the principal office of the Corporation in the State of Maryland is c/o CSC-Lawyers Incorporating Service Company, 7 St. Paul Street, Suite 1660, Baltimore, Maryland 21202. The Corporation also may have such other offices or places of business within or outside the State of Maryland as the directors may from time to time determine.

ARTICLE IV
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number, Term and Election of Directors.

(a)           The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s board of directors. The board of directors may take any actions as in its sole judgment and discretion are necessary or desirable to conduct the business of the Corporation. The number of directors that shall comprise the Corporation’s board of directors is ~~five~~six, which number may be increased or decreased from time to time by the board of directors pursuant to the bylaws of the Corporation (the “Bylaws”).

(b)          The board of directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director such term shall extend until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. ~~Class I initially shall consist of one independent director, Class II initially shall consist of two independent directors, and Class III initially shall consist of two non-independent directors. The initial term of office of directors of Class I shall expire at the Corporation’s first annual meeting of stockholders; the initial term of office of directors of Class II shall expire at the Corporation’s second annual meeting of stockholders; and the initial term of office of directors of Class III shall expire at the Corporation’s third annual meeting of stockholders. Following such initial terms, a~~At each annual meeting of stockholders, a number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(c)          Each director may be reelected to an unlimited number of succeeding terms in accordance with these provisions. At each annual election, directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless by reason of any intervening changes in the authorized number of directors, the board of directors shall designate one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.

(d)          Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue as a director of the class of which such director is a member until the expiration of his or her current term, or his or her prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to any class, the board of directors shall allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation.

(e)          A majority of the board of directors shall be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of such independent director’s successor. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). The names of the ~~initial~~ directors currently in office are: Mark Gatto, Michael A. Reisner, Robert A. Breakstone, ~~James J. Florio and~~ Aron I. Schwartz, Peter I. Finlay and Earl V. Hedin.

(f)           Subject to applicable requirements of the 1940 Act and except as may be provided by the board of directors in setting the terms of any class or series of Preferred Shares (as hereinafter defined), any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

Section 4.2 Stockholder Voting. Except as provided in Section 6.2 ~~and Section 11.1~~, notwithstanding any provision of law requiring an action to be approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable and approved by the board of directors, and approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Directors of Share Issuance. The board of directors may authorize the issuance from time to time of shares of common stock of the Corporation (referred to herein as “shares”) of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of any class or series, whether now or hereafter authorized, for such consideration as the board of directors may deem advisable (or without consideration in the case of a share split or share dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or in the Bylaws.

Section 4.4 Preemptive Rights. Except as may be provided by the board of directors in setting the terms of classified or reclassified shares pursuant to Section 5.3 or 5.4 or as may otherwise be provided by contract approved by the board of directors, no holder of shares of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the Corporation or any other security of the Corporation which it may issue or sell.

Section 4.5 Appraisal Rights. Except as may be provided by the board of directors in setting the terms of any class or series of Preferred Shares and except as contemplated by Section 3-708 of the Maryland General Corporation Law (the “MGCL”), no stockholder of the Corporation shall be entitled to exercise appraisal rights in connection with any transaction.

Section 4.6 Determinations by Board of Directors. (a) To the fullest extent permitted by law, the determination as to any of the following matters, made in good faith by or pursuant to the direction of the board of directors consistent with these Articles of Incorporation shall be final and conclusive and shall be binding upon the Corporation and every stockholder: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its shares or the payment of other distributions on its shares; the amount of stated capital, capital surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of shares of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or any shares of the Corporation; the shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any conflict between the MGCL and the provisions set forth in the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law or the Bylaws or otherwise to be determined by the board of directors.

(b) Notwithstanding anything to the contrary contained in paragraph (a) above, to the extent the board of directors determines that the MGCL conflicts with the provisions set forth in the NASAA Omnibus Guidelines, the provisions of the NASAA Omnibus Guidelines shall control to the extent such provisions of the MGCL are not mandatory.

Section 4.7 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire board of directors, may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors. For the purpose of this paragraph, “cause” shall mean, with respect to any particular director, conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Corporation through bad faith or active and deliberate dishonesty.

ARTICLE V
SHARES

Section 5.1 Authorized Shares. The Corporation has authority to issue 500,000,000 shares, of which 500,000,000 shares are classified as shares of common stock, $0.001 par value per share (“Common Stock”). The aggregate par value of all authorized shares having par value is $500,000. All shares shall be fully paid and nonassessable when issued, and the Corporation shall not make any mandatory assessment against any stockholder beyond such stockholder’s subscription commitment. A majority of the entire board of directors, without any action by the stockholders of the Corporation, may amend these Articles of Incorporation from time to time to increase or decrease the aggregate number of shares, or the number of shares of any class or series that the Corporation has authority to issue. For the avoidance of doubt, any such amendment shall not be deemed to alter or change the powers, preferences, or special rights of any shares.

Section 5.2 Common Stock. Each share of Common Stock shall entitle the holder thereof to one vote. Except as otherwise provided in these Articles of Incorporation, and subject to the express terms of any class or series of Preferred Shares, holders of Common Stock shall have the exclusive right to vote on all matters as to which a stockholder is entitled to vote pursuant to applicable law at all meetings of stockholders. Unless otherwise provided, holders of Common Stock shall not be entitled to preemptive, appraisal, subscription, redemption, sinking fund, or conversion rights. In the event of any voluntary or involuntary liquidation, dissolution or winding up, the aggregate assets available for distribution to holders of Common Stock shall be determined in accordance with applicable law and these Articles of Incorporation. Each holder of Common Stock shall be entitled to receive, ratably with each other holder of Common Stock, that portion of the assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding. The board of directors may classify or reclassify any unissued shares of Common Stock from time to time, in one or more classes or series of Common Stock or Preferred Shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares.

Section 5.3 Preferred Shares. The board of directors may authorize the issuance from time to time of shares of preferred stock (“Preferred Shares”) or classify or reclassify any unissued Preferred Shares from time to time, in one or more classes or series of Preferred Shares by setting or changing the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series thereof. The classification or reclassification of any class or series of Preferred Shares shall be effective upon the adoption of a resolution by the board of directors setting forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption of the Shares of such class or series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption of such class or series including, without limitation, any registration statement of the Corporation, or as otherwise provided in such resolution. Upon the classification or reclassification of any such class or series, an appendix shall be attached to these Articles of Incorporation (identified as a certificate of designation) to reflect the classification or reclassification of such class or series and the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption thereof, which terms shall be deemed part of the governing instrument of the Corporation; provided that, attachment of an appendix hereto shall not be a condition precedent to the establishment of any class or series in accordance with these Articles of Incorporation.

Section 5.4 Classified or Reclassified Shares. Prior to the issuance of classified or reclassified shares of any class or series, the board of directors by resolution may: (a) designate any shares of the Corporation as a class or series to distinguish such shares from all other classes and series of shares of the Corporation; (b) specify the number of shares to be included in the class or series; and (c) set or change, subject to the express terms of any class or series of shares of the Corporation outstanding at the time, the preferences, covenants or other rights, voting powers, privileges, restrictions, limitations as to dividends or other distributions qualifications and terms and conditions of redemption for each class or series thereof; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland. Any of the terms of any class or series of shares set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside these Articles of Incorporation (including determinations by the board of directors or other facts or events within the control of the Corporation) and may vary among holders thereof; provided that, the manner in which such facts, events or variations shall operate upon the terms of such class or series of shares is clearly and expressly set forth in the resolution or other instrument establishing any such class or series.

Section 5.5 ~~Deferred Payments~~ Inspection of Books and Records. A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the board of directors determines that such stockholder has an improper purpose for requesting such inspection. ~~The Corporation shall not have authority to make arrangements for deferred payments on account of the purchase price of the Corporation’s shares unless all of the following conditions are met: (a) such arrangements are warranted by the Corporation’s investment objectives; (b) the period of deferred payments coincides with the anticipated cash needs of the Corporation; (c) the deferred payments shall be evidenced by a promissory note of the stockholder, which note shall be with recourse, shall not be negotiable, shall be assignable only subject to defenses of the maker and shall not contain a provision authorizing a confession of judgment and (d) selling commissions and Front End Fees (defined below) paid upon deferred payments are payable when payment is made on the note. The Corporation shall not sell or assign the deferred obligation notes at a discount. In the event of default in the payment of deferred payments by a stockholder, the stockholder may be subjected to a reasonable penalty.~~

~~Section 5.6 Dividends and Distributions.~~

~~(a) The board of directors of the Corporation shall cause the Corporation to provide for adequate reserves for normal replacements and contingencies (but the Corporation shall not be required to maintain reserves for payment of fees payable to the Adviser (defined below)) by causing the Corporation to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(b) From time to time and not less than quarterly, the Corporation shall cause the Adviser to review the Corporation’s accounts to determine whether cash distributions are appropriate. The Corporation may, subject to authorization by the board of directors, distribute pro rata to the stockholders funds received by the Corporation and available for distribution, which the Adviser deems unnecessary to retain in the Corporation. The board of directors may authorize the Corporation to declare and pay to stockholders such dividends or distributions, in cash or, subject to the provisions of this Section 5.6(b), other assets of the Corporation or in securities of the Corporation or from any other source as the board of directors in its discretion shall determine. The board of directors shall endeavor to authorize the Corporation to declare and pay such dividends and distributions (i) as shall be necessary for the Corporation to qualify as a “Regulated Investment Company” under the Code, and (ii) to the extent that the board of directors deems it unnecessary for the Corporation to retain funds received by it; provided, however, that in each case, stockholders shall have no right to any dividend or distribution unless and until authorized and declared by the board of directors. The exercise of the powers and rights of the board of directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of shares at the time outstanding. The receipt by any person in whose name any shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such shares and from all liability to see to the application thereof. Other than distributions of shares of the Corporation, distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of cash from a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of these Articles of Incorporation or distributions in which (i) the board of directors advises each stockholder of the risks associated with direct ownership of the property, (ii) the board of directors offers each stockholder the election of receiving such in-kind distributions, and (iii) in-kind distributions are made only to those stockholders that accept such offer.~~

Section 5.~~7~~6 Articles of Incorporation and Bylaws. All persons who acquire shares in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the Bylaws. The board of directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

~~Section 5.8 Investor Suitability Standards. Subject to such heightened suitability standards established by individual states set forth in the Prospectus, to become a stockholder, if such prospective stockholder is an individual (including an individual beneficiary of a purchasing Individual Retirement Account), or if the prospective stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:~~

~~(a) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly~~ or indirectly supplies the funds to purchase the Common Stock) has a minimum annual gross income of $70,000 and ~~a Net Worth (excluding home, furnishings and automobiles) of not less than $70,000; or~~

~~(b) that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Common Stock) has a Net Worth (excluding home, furnishings and automobiles) of not less than $250,000.~~

~~Section 5.9 Determination of Suitability of Sale. Each Person selling Common Stock on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Stock by a stockholder is a suitable and appropriate investment for such stockholder. In making this determination, each Person selling Common Stock on behalf of the Corporation shall ascertain that the prospective stockholder: (a) meets the minimum income and Net Worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Stock; (iv) the restrictions on transferability of the Common Stock; and (v) the tax consequences of the investment.~~

~~Each Person selling Common Stock on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, Net Worth, financial situation, and other investments of the prospective stockholder, as well as any other pertinent factors.~~

~~Each Person selling Common Stock on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Stock is suitable and appropriate for a stockholder. Each Person selling Common Stock on behalf of the Corporation shall maintain these records for at least six years.~~

Section 5.7~~10~~ Fractional Shares. The Corporation shall have authority to issue fractional shares. Any fractional shares of capital stock shall carry proportionately all of the rights of a whole share, including, without limitation, the right to vote and the right to receive dividends and other distributions.

ARTICLE VI
AMENDMENTS; CERTAIN EXTRAORDINARY ACTIONS

Section 6.1 Amendments Generally. Subject to Section 6.2 hereof, the Corporation reserves the right, from time to time, and upon the requisite approval by the board of directors, to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any outstanding shares, provided that, the board of directors has declared the amendment advisable and submitted it to the stockholders, and provided further that, any amendment to the Articles of Incorporation must be approved by an affirmative vote of holders of Shares entitled to cast a majority (or such greater proportion as maybe required elsewhere in the Articles of Incorporation) of the votes entitled to be cast on the matter. To the extent the requirements of the 1940 Act are revised pursuant to subsequent law or regulation, these Articles of Incorporation shall be deemed to be amended and modified to conform with such requirements.

Section 6.2 Approval of Certain Charter Amendments and Dissolution. Except as otherwise required by applicable law and notwithstanding the provisions of Section 6.1 hereof, the affirmative vote of the holders of shares entitled to cast at least two-thirds of all the votes entitled to be cast on the matter shall be necessary to effect:

(a) Any amendment to these Articles of Incorporation to make the Common Stock a “redeemable security” or to convert the Corporation, whether by merger or otherwise, from a “closed-end company” to an “open-
end company” (as such terms are defined in the 1940 Act);

(b) The dissolution of the Corporation; and

(c) Any amendment to Section 4.2, Section 4.6, Section 6.1 or this Section 6.2.

~~Section 6.3 Execution of Amendments. Upon obtaining such approvals required by these Articles of Incorporation and the Bylaws, and without further action or execution by any other Person, (i) any amendment to these Articles of Incorporation may be implemented and reflected in a writing executed solely by the requisite members of the board of directors, and (ii) the stockholders shall be deemed a party to and bound by such amendment of these Articles of Incorporation.~~

ARTICLE VII
LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Stockholder Liability. No stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of being a stockholder, nor shall any stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Corporation’s assets or the affairs of the Corporation by reason of being a stockholder.

Section 7.2 Limitation of Director and Officer Liability. Subject to any limitation contained under Maryland law or the federal securities laws, or in this Article VII, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Section 7.2, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Section 7.2, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act that occurred prior to such amendment, repeal or adoption. The Corporation may not incur the cost of that portion of liability insurance that insures the Adviser for any liability as to which the Adviser is prohibited from being indemnified.

Section 7.3

~~(a)~~ Indemnification. ~~Subject to any limitations set forth in paragraph (b) or (c) below or, with respect to the advancement of expenses, Section 7.4, t~~The Corporation shall indemnify and ~~, without requiring a preliminary determination of the ultimate entitlement to indemnification,~~ pay or reimburse reasonable expenses as incurred in advance of final disposition of a proceeding to (i) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, and (ii) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, member, manager or ~~director~~trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a~~the~~ proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or which such person may incur, ~~in that capacity or (iii) the Adviser or any of its Affiliates acting as an agent of the Corporation (each such person an “Indemnitee”),~~ in each case to the fullest extent permitted by Maryland law. The Corporation may, with the approval of the board of directors or any duly authorized committee thereof, provide such indemnification and advancement of ~~for~~ expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or the Adviser or a predecessor thereof. ~~The board of directors may take such action as is necessary to carry out this Section 7.3(a). No amendment of these Articles of Incorporation or repeal of any of its provisions shall limit or eliminate the right to indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.~~

~~(b) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee pursuant to paragraph (a) for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:~~

~~(i) The Corporation has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.~~

~~(ii) The Indemnitee was acting on behalf of or performing services for the Corporation.~~

~~(iii) The Corporation has determined in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is the Adviser or an Affiliate of the Adviser, or an officer of the Corporation, the Adviser or an Affiliate of the Adviser or (B) gross negligence or willful misconduct, in the case that the Indemnitee is a director of the Corporation (and not also an officer of the Corporation, the Adviser or an affiliate of the Adviser).~~

~~(iv) Such indemnification or agreement to hold harmless is recoverable only out of assets of the Corporation and not from the stockholders.~~

~~(c) Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee pursuant to paragraph (a) unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee or (iii) a court of competent jurisdiction approves settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the Securities and Exchange Commission (“SEC”) and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.~~
~~Section 7.4 Payment of Expenses. The Corporation shall pay or reimburse reasonable legal expenses and other costs as incurred by an Indemnitee in advance of final disposition of a proceeding if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) such Indemnitee provides the Corporation with written affirmation of such Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Corporation as authorized by Section 7.3 hereof has been met, (c) the legal proceeding was initiated by a third party who is not a stockholder or, if by a stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (d) such Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, in cases in which such Indemnitee is found not to be entitled to indemnification.~~

~~Section 7.5 Express Exculpatory Clauses in Instruments. Neither the stockholders nor the directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being stockholders, directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s net assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any stockholder, director, officer, employee or agent liable thereunder to any third party, nor shall the directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.~~

Section 7.4~~6~~ Limitation on Indemnification. The provisions of this Article VII shall be subject to the limitations of the 1940 Act.

Section 7.5~~7~~ Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of these Articles of Incorporation or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

Section 7.~~8~~6 Non-exclusivity. The indemnification and advancement of expenses provided or authorized by this Article VII shall not be deemed exclusive of any other rights, by indemnification or otherwise, to which any iIndemnitee may be entitled under the bylaws, a resolution of stockholders or directors, an agreement or otherwise.

~~ARTICLE VIII~~
~~ADVISER AND ADMINISTRATOR~~

~~Section 8.1 Supervision of Adviser and Administrator.~~

~~(i) Subject to the requirements of the 1940 Act, the board of directors may exercise broad discretion in allowing the Adviser and, if applicable, the Administrator, to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the board of directors. The board of directors shall monitor the Adviser and, if applicable, the Administrator, to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the stockholders and are fulfilled and that (i) the expenses incurred are reasonable in light of the investment performance of the Corporation, its net assets and its net income, (ii) all Front End Fees shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment, and (iii) the percentage of gross proceeds of any offering committed to Investment in Program Assets shall be at least 82%. All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Corporation, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.~~

~~(ii) The board of directors is responsible for determining that compensation paid to the Adviser is reasonable in relation to the nature and quality of services performed and the investment performance of the Corporation and that the provisions of the Investment Advisory Agreement entered into with the Adviser (the “Advisory Agreement”) are being carried out. The board of directors may consider all factors that they deem relevant in making these determinations. So long as the Corporation is a business development company under the 1940 Act, compensation to the Adviser shall be considered presumptively reasonable if the incentive fee is limited to the participation in net gains allowed by the 1940 Act.~~

~~Section 8.2 Fiduciary Obligations. Any investment advisory agreement with the Adviser shall provide that the Adviser has a fiduciary responsibility and duty to the Corporation and to the stockholders for the safekeeping and use of all the funds and assets of the Corporation, whether or not in the Adviser’s immediate possession or control, and that the Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Corporation. The board of directors shall determine whether any successor Adviser possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.~~

~~Section 8.3 Termination. The termination provisions of the Advisory Agreement shall comply with the 1940 Act. The Advisory Agreement shall provide, among other things, that it is terminable by (a) a majority of the independent directors on not less than sixty (60) days’ written notice or (b) the Adviser on not less than sixty (60) days’ written notice, in each case without cause or penalty, and in each case the Adviser shall cooperate with the Corporation and the board of directors in making an orderly transition of the advisory function. The Corporation has caused the Adviser to agree that in the event of a termination of the Advisory Agreement by the Adviser, the Adviser shall pay all direct expenses incurred as a result of its withdrawal.~~

~~Section 8.4 Organization and Offering Expenses Limitation. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation shall reimburse the Adviser and its Affiliates for Organization and Offering Expenses incurred by the Adviser or its Affiliates; provided, however, that the total amount of all Organization and Offering Expenses shall be reasonable, as determined by the board of directors, and shall be included in Front End Fees for purposes of the limit on such Front End Fees set forth in Section 8.1.~~

~~Section 8.5 Acquisition Fees. Unless otherwise provided in any resolution adopted by the board of directors, the Corporation may pay the Adviser and its Affiliates fees for the review and evaluation of potential investments; provided, however, that the board of directors shall conclude that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable.~~

~~Section 8.6 Reimbursement of Adviser. The Corporation shall not reimburse the Adviser or its Affiliates for services for which the Adviser or its Affiliates are entitled to compensation in the form of a separate fee. Excluded from the allowable reimbursement shall be: (a) rent or depreciation, utilities, capital equipment, other administrative items of the Adviser; and (b) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Adviser. For purposes of this Section 8.6, “controlling person” means persons with responsibilities similar to those of an executive, or a member of the board of directors, or any person who holds more than 10% of the Adviser’s equity securities or who has the power to control the Adviser. It is not intended that every person with a title connotes having responsibilities similar to those of an executive be considered a controlling person.~~

~~Section 8.7 Reimbursement of Administrator. In the event the Corporation executes an agreement for the provision of administrative services, then the Corporation may reimburse the Administrator, at the end of each fiscal quarter, for all expenses of the Corporation incurred by the Administrator as well as the actual cost of goods and services used for or by the Corporation and obtained from entities not Affiliated with the Corporation. The Administrator may be reimbursed for the administrative services necessary for the prudent operation of the Corporation performed by it on behalf of the Corporation; provided, however, the reimbursement shall be an amount equal to the lower of the Administrator’s actual cost or the amount the Corporation would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Corporation on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. Except as otherwise provided herein, no reimbursement shall be permitted for services for which the Administrator is entitled to compensation by way of a separate fee.~~

~~Notwithstanding the foregoing, the Corporation may reimburse the Administrator, under an agreement between the Corporation and the Administrator whereby the Administrator shall provide certain administrative services for the Corporation, for the salaries, rent and travel expenses of executive officers of the Administrator also serving in the capacity of chief financial officer or chief compliance officer of the Corporation, provided such reimbursement is approved annually by the Independent Directors.~~

~~ARTICLE IX~~
~~INVESTMENT OBJECTIVE AND LIMITATIONS~~

~~Section 9.1 Investment Objective. The Corporation’s investment objective is to generate current income and, to a lesser extent, capital appreciation. The independent directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the meetings of the board of directors.~~

~~Section 9.2 Investments in Other Programs~~

~~(a) The Corporation shall not invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, unless the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall the Adviser be entitled to duplicate fees; provided, however, that the foregoing is not intended to prevent the Corporation from carrying out its business of investing and reinvesting its assets in securities of other issuers. For purposes of this Section, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to: (i) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets; (ii) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner; (iii) approve budgets and major capital expenditures, subject to a stated minimum amount; (iv) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds and (v) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.~~

~~(b) The Corporation shall have the authority to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met: (i) the Affiliate and the Corporation have substantially identical investment objectives; (ii) there are no duplicate fees to the Adviser; (iii) the compensation payable by the general partnership or joint venture to the Adviser by each of the Corporation and its Affiliates that invests in such partnership or joint venture is substantially identical; (iv) each of the Corporation and the Affiliate has a right of first refusal to buy if the other party wishes to sell assets held in the joint venture; (v) the investment of each of the Corporation and its Affiliate is on substantially the same terms and conditions and (vi) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions since neither the Corporation nor its Affiliate controls the partnership or joint venture, and the potential risk that while the Corporation or its Affiliate may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.~~

~~(c) The Corporation shall have the authority to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only if all of the following conditions are met: (i) the investment is necessary to relieve the Adviser from any commitment to purchase the assets entered into in compliance with Section 10.1 prior to the closing of the offering period of the Corporation; (ii) there are no duplicate fees to the Adviser; (iii) the investment of each entity is on substantially the same terms and conditions; (iv) the Corporation has a right of first refusal to buy if the Adviser wishes to sell assets held in the joint venture and (v) any prospectus of the Corporation in use or proposed to be used when such an investment has been made or is contemplated discloses the potential risk of impasse on joint venture decisions.~~

~~(d) The Corporation may be structured to conduct operations through separate single-purpose entities managed by the Adviser (multi-tier arrangements); provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained herein or under applicable federal or state securities laws. Any agreements regarding such arrangements shall accompany any prospectus of the Corporation, if such agreement is then available, and the terms of such agreement shall contain provisions assuring that all of the following restrictions apply: (i) there will be no duplication or increase in Organization and Offering expenses, fees payable to the Adviser, program expenses or other fees and costs; (ii) there will be no substantive alteration in the fiduciary and contractual relationship between the Adviser, the Corporation and the stockholders and (iii) there will be no diminishment in the voting rights of the stockholders.~~

~~(e) Other than as specifically permitted in subsections (b), (c) and (d) above, the Corporation shall not invest in general partnerships or joint ventures with Affiliates.~~

~~(f) The Corporation shall be permitted to invest in general partnership interests of limited partnerships only if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of subsection (b) above, acquires a controlling interest, the Adviser is not entitled to any duplicate fees, no additional compensation beyond that permitted under applicable law is paid to the Adviser, and the agreement of limited partnership or other applicable agreement complies with this Section 9.2.~~

~~Section 9.3 Other Goods or Services~~

~~(a) In addition to the services to be provided under the Administration Agreement, the Corporation may accept goods or other services provided by the Administrator in connection with the operation of assets, provided that (i) the Administrator, as a fiduciary, determines such self-dealing arrangement is in the best interest of the Corporation; (ii) the terms pursuant to which all such goods or services are provided to the Corporation by the Administrator shall be embodied in a written contract, the material terms of which must be fully disclosed to the stockholders; (iii) the contract may only be modified with approval of holders of a majority of the outstanding voting securities of the Corporation and (iv) the contract shall contain a clause allowing termination without penalty on 60 days’ notice. Without limitation to the foregoing, arrangements to provide such goods or other services must meet all of the following criteria: (x) the Administrator must be independently engaged in the business of providing such goods or services to persons other than its Affiliates and at least 33% of the Administrator’s associated gross revenues must come from persons other than its Affiliates; (y) the compensation, price or fee charged for providing such goods or services must be comparable and competitive with the compensation, price or fee charged by persons other than the Administrator and its Affiliates in the same geographic location who provide comparable goods or services which could reasonably be made available to the Corporation; and (z) except in extraordinary circumstances, the compensation and other material terms of the arrangement must be fully disclosed to the stockholders. Extraordinary circumstances are limited to instances when immediate action is required and the goods or services are not immediately available from persons other than the Administrator and its Affiliates.~~

~~(b) Notwithstanding the foregoing clause (a), if the Administrator is not engaged in the business to the extent required by such clause, the Administrator may provide to the Corporation other goods and services if all of the following additional conditions are met: (i) the Administrator can demonstrate the capacity and capability to provide such goods or services on a competitive basis; (ii) the goods or services are provided at the lesser of cost or the competitive rate charged by persons other than the Administrator and its Affiliates in the same geographic location who are in the business of providing comparable goods or services; (iii) the cost is limited to the reasonable necessary and actual expenses incurred by the Administrator on behalf of the Corporation in providing such goods or services, exclusive of expenses of the type which may not be reimbursed under applicable federal or state securities laws and (iv) expenses are allocated in accordance with generally accepted accounting principles and are made subject to any special audit required by applicable federal and state securities laws.~~

~~ARTICLE X~~
~~CONFLICTS OF INTEREST~~
~~Section 10.1 Sales and Leases to the Corporation. Except as otherwise permitted under the 1940 Act or by a determination of the Staff of the SEC under the 1940 Act, the Corporation shall not purchase or lease assets in which the Adviser or any Affiliate thereof has an interest unless all of the following conditions are met: (i) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise; and (ii) the assets are sold or leased upon terms that are reasonable to the Corporation and at a price not to exceed the lesser of cost or fair market value as determined by an Independent Expert. Notwithstanding anything to the contrary in this Section 10.1, the Adviser may purchase assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Corporation, or the completion of construction of the assets, provided that all of the following conditions are met: (a) the assets are purchased by the Corporation at a price no greater than the cost of the assets to the Adviser; (b) all income generated by, and the expenses associated with, the assets so acquired shall be treated as belonging to the Corporation and (iii) there are no other benefits arising out of such transaction to the Adviser.~~

~~Section 10.2 Sales and Leases to the Adviser, Directors or Affiliates. Except as otherwise permitted under the 1940 Act, the Corporation shall not sell assets to the Adviser or any Affiliate thereof, unless such sale is duly approved by the holders of a majority of the outstanding voting securities of the Corporation. The Corporation shall not lease assets to the Adviser or any director or Affiliate thereof unless all of the following conditions are met:~~
~~(a) the transaction is fully disclosed to the stockholders either in a periodic report filed with the SEC or otherwise and (b) the terms of the transaction are fair and reasonable to the Corporation.~~

~~Section 10.3 Loans. Except for the advancement of funds pursuant to Sections 7.3 and 7.4, no loans, credit facilities, credit agreements or otherwise shall be made by the Corporation to the Adviser or any Affiliate thereof.~~

~~Section 10.4 Commissions on Financing, Refinancing or Reinvestment. Except as otherwise permitted under the 1940 Act or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not pay, directly or indirectly, a commission or fee to the Adviser or any Affiliate thereof (except as otherwise specified in this Article X) in connection with the reinvestment of Cash Available for Distribution and available reserves or of the proceeds of the resale, exchange or refinancing of assets.~~

~~Section 10.5 Other Transactions. Except as otherwise permitted under the 1940 Act or by a determination of the staff of the SEC under the 1940 Act, the Corporation shall not engage in any other transaction with the Adviser or a director or Affiliate thereof unless (a) such transaction complies with the NASAA Omnibus Guidelines and all applicable law and (b) a majority of the directors (including a majority of the independent directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions not less favorable to the Corporation than those available from non-Affiliated third parties.~~

~~Section 10.6. Lending Practices. On financing made available to the Corporation by the Adviser, the Corporation shall cause the Adviser to agree not to receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Corporation shall cause the Adviser to agree not to impose a prepayment charge or penalty in connection with such financing and the Adviser shall not receive points or other financing charges. The Adviser shall be prohibited from providing permanent financing for the Corporation. For purposes of this Section 10.6, “permanent financing” shall mean any financing with a term in excess of 12 months.~~

~~Section 10.7 Exchanges. The Corporation may not acquire assets in exchange for capital stock of the Corporation without approval of a majority of the Board of Directors, including a majority of the Independent Directors.~~

~~Section 10.8 No Exclusive Agreement. The Corporation shall not grant or entitle the Adviser to an exclusive right to sell or exclusive employment to sell assets for the Corporation.~~

~~Section 10.9 Rebates, Kickbacks and Reciprocal Arrangements.~~

~~(a) The Corporation shall cause the Adviser to agree that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.~~

~~(b) The Corporation shall cause the Adviser to agree that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Corporation’s shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Corporation’s shares.~~

~~Section 10.10 Commingling. The Corporation shall cause the Adviser to covenant that it shall not permit or cause to be permitted the Corporation’s funds to be commingled with the funds of any other entity. Nothing in this Section 10.10 shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.~~

~~ARTICLE XI~~
~~STOCKHOLDERS~~

~~Section 11.1 Voting Rights of Stockholders. Subject to and in addition to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations, including the MGCL, or other provisions of this charter, upon a vote by the holders of a majority of the outstanding shares of the capital stock of the Corporation entitled to vote on the matters, stockholders may, without the necessity for concurrence by the Adviser, direct that the board of directors cause the Corporation to: (a) amend the Advisory Agreement or the Articles of Incorporation; (b) remove the Adviser and elect a new investment adviser; (c) dissolve the Corporation; (d) approve or disapprove the sale of all or substantially all of the assets of the Corporation when such sale is to be made other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation. Without approval of holders of a majority of shares entitled to vote on the matter, the Corporation shall not permit the Adviser to: (a) amend the Advisory Agreement except for amendments that do not adversely affect the interests of the stockholders; (b) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Corporation and would not materially adversely affect the stockholders; (c) appoint a new investment adviser; (d) sell all or substantially all of the Corporation’s assets when such sale is to be made other than in the ordinary course of the Corporation’s business; or (e) cause the merger or other reorganization of the Corporation. With respect to any shares owned by the Adviser, the Adviser may not vote or consent on matters submitted to the stockholders regarding the removal of the Adviser or regarding any transaction between the Corporation and the Adviser. In determining the existence of the requisite percentage of the Corporation’s shares entitled to vote on the matter and necessary to approve a matter on which the Adviser may not vote or consent pursuant to this Section 11.1, any of the Corporation’s shares entitled to vote on the matter and owned by the Adviser shall not be included.~~

~~Section 11.2 Voting Limitations on Shares Held by the Adviser, Directors and Affiliates. With respect to shares owned by the Adviser, any director, or any of their Affiliates, the Corporation shall require that the Adviser, such director(s), and any of their Affiliates agree not to vote or consent on matters submitted to the stockholders regarding the removal of the Adviser, such director(s) or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of shares necessary to approve a matter on which the Adviser, such director(s) and any of their Affiliates may not vote or consent, any shares owned by any of them shall not be included.~~

~~Section 11.3 Right of Inspection. Any stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours. Information regarding stockholders’ right to access the Corporation’s records pertaining to its stockholders is set forth in the Bylaws.~~

~~Section 11.4 Reports.~~

~~(a) The Corporation shall cause to be prepared and mailed or delivered by any reasonable means, including an electronic medium, to each stockholder as of a record date after the end of the fiscal year and each holder of other publicly held securities within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year ending after the commencement of the Corporation’s initial public offering that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) a report of the activities of the Corporation during the period covered by the report; and (c) where forecasts have been provided to the stockholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (d) a report setting forth distributions to stockholders for the period covered thereby and separately identifying distributions from: (i) cash flow from operations during the period, (ii) Cash Flow from operations during a prior period which have been held as reserves, (iii) proceeds from disposition of assets of the Corporation; and (iv) reserves from the gross proceeds. Such annual report must also contain a breakdown of the costs reimbursed to the Adviser. The Corporation shall take reasonable steps to ensure that, (A) within the scope of the annual audit of the Adviser’s financial statements, the independent certified public accountants preparing such annual report will issue a special report on the allocation of such costs to the Corporation in accordance with the investment advisory agreement, (B) the special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, (C) the additional costs of such special report will be itemized and may be reimbursed to the Adviser by the Corporation in accordance with this Section only to the extent that such reimbursement, when added to the cost for administrative services rendered, does not exceed the competitive rate for such services as determined above, (D) the special report shall at minimum provide: a review of the time records of individual employees, the costs of whose services were reimbursed; and a review of the specific nature of the work performed by each such employee, and (E) the prospectus, prospectus supplement or periodic report as filed with the Securities and Exchange Commission shall disclose in tabular form an itemized estimate of such proposed expenses for the next fiscal year together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(b) The Corporation shall cause to be prepared and mailed or delivered to each stockholder within 60 days after the end of each fiscal quarter of the Corporation, the Corporation’s Quarterly Report on Form 10-Q (“Form 10- Q”), if required (or, at the board of directors’ discretion, a report containing the same financial information contained in Form 10-Q).~~

~~(c) The Corporation shall cause to be prepared and mailed or delivered within 75 days after the end of each fiscal year of the Corporation to each Person who was at any time during such fiscal year a stockholder all information necessary for the preparation of the stockholders’ federal income tax returns.~~
~~(d) If stock has been purchased on a deferred payment basis, on which there remains an unpaid balance during any period covered by any report required by Sections 1 and 2 of this Article XII above; then such report shall contain a detailed statement of the status of all deferred payments, actions taken by the Corporation in response to any defaults, and a discussion and analysis of the impact on capital requirements of the Corporation.~~

~~Section 11.5 Special Meetings. The Chairman of the Board, the chief executive officer, the president or the Board may call a special meeting of the stockholders. Subject to Article II, Section 3(b) of the Corporation’s Bylaws, the secretary of the Corporation shall call a special meeting of stockholders upon the written request of stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the relevant record date entitled to cast not less than ten percent (10%) (the “Special Meeting Percentage”) of all of the votes entitled to be cast at such meeting (the “Special Meeting Request”); provided, that the Special Meeting Percentage shall be a majority of all of the votes entitled to be cast at such meeting if and to the extent the shares of Common Stock are qualified as “covered securities,” within the meaning of Section 18 of the Securities Act. All other information regarding stockholder meetings, including special meetings of stockholders, is set forth in the Bylaws.~~

~~ARTICLE XII~~
~~ROLL-UP TRANSACTIONS~~

~~Section 12.1 Roll-up Transactions. In connection with any proposed Roll-Up Transaction (defined below), an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Expert. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. To the extent the appraisal is included in a prospectus filed with the SEC used to offer securities of a Roll-Up Entity, such appraisal shall be filed as an exhibit to the registration statement of which such prospectus is a part and the issuer using such appraisal shall be subject to liability under Section 11 of the Securities Act of 1933, as amended for any material misrepresentations or material omissions in the appraisal. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Corporation and the stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to stockholders in connection with a proposed Roll-Up Transaction. In connection with a proposed Roll-Up~~ Transaction, the Person sponsoring the Roll-Up Transaction shall offer to stockholders who vote against the proposed Roll-Up Transaction the choice of:

~~(a) accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or~~

~~(b) one of the following:~~

~~(i) remaining as stockholders and preserving their interests therein on the same terms and conditions as existed previously; or~~
~~(ii) receiving cash in an amount equal to the stockholder’s pro rata share of the appraised value of the net assets of the Corporation.~~

~~The Corporation is prohibited from participating in any proposed Roll-Up Transaction:~~

~~(a) that would result in the stockholders having voting rights in a Roll-Up Entity that are less than the rights provided for in the second sentence of Section 11.1 hereof;~~

~~(b) that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the shares held by that investor;~~

~~(c) in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Section 11.3 hereof; or~~

~~(d) in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the stockholders.~~

~~Section 12.2 Filing of Appraisal. To the extent that an appraisal shall be obtained from a competent Independent Expert, as provided for in Section 12.1 hereto, and such appraisal is used to offer the securities of a Roll-Up Entity, such appraisal shall be filed with the SEC and any state administrator as an exhibit to the registration statement for the offering.~~

ARTICLE ~~X~~VIII
LISTING

Notwithstanding anything to the contrary, the following articles and sections of this charter shall apply for only so long as a Listing has not occurred: Section 4.6(b)~~,~~ and ~~Section 5.5 Deferred Payments, Section 5.6 Dividends and Distributions, Section 5.8 Investor Suitability Standards, Section 5.9 Determination of Suitability of Sale,~~ Section 6.2 Approval of Certain Charter Amendments and Dissolution~~, Section 7.3(b), Section 7.3(c), Article VIII Adviser and Administrator, Article IX Investment Objectives and Limitations, Article X Conflicts of Interest, Article XI Stockholders and Article XII Roll-Up Transactions.~~

ARTICLE IX~~XIV~~
TRANSFER RESTRICTIONS

During the Restricted Period, a stockholder shall not transfer (whether by sale, gift, merger, by operation of law or otherwise), exchange, assign, pledge, hypothecate or otherwise dispose of or encumber (collectively, “Transfer”) any shares of Common Stock acquired prior to a Listing to any person or entity unless (i) the Board provides prior written consent and (ii) the Transfer is made in accordance with applicable securities and other laws. The “Restricted Period” is 180 days after the date of the Listing for two-thirds of the shares of Common Stock held by a stockholder prior to the date of the Listing, and 270 days after the date of the Listing for one-third of the shares of Common Stock held by a stockholder prior to the date of the Listing. The Board may impose certain conditions in connection with granting its consent to a Transfer. Any purported Transfer of any shares of Common Stock effected in violation of this Article IX shall be void ab initio and shall have no force or effect, and the Corporation shall not register or permit registration of (and shall direct its transfer agent, if any, not to register or permit registration of) any such purported Transfer on its books and records.

ARTICLE X
DEFINITIONS
As used in these Articles of Incorporation, the following terms shall have the following meanings unless the context otherwise requires:

~~Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Adviser, or any Affiliate of either in connection with the initial purchase or acquisition of assets, whether or not acquired, by the Corporation, including, without limitation, legal fees and expenses, travel and communications expenses, accounting fees and expenses, any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.~~

~~Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Adviser) in connection with the initial purchase or acquisition of assets by the Corporation. Included in the computation of such fees or commissions shall be any commission, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.~~

~~Administrator. The term “Administrator” means the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to an Administration Agreement to provide the administrative services necessary for the operation of the Corporation, including any Person to whom the Administrator subcontracts any and all such services and including any successor to an Administrator who enters into an administrative agreement with the Corporation or who subcontracts with a successor Administrator.~~

Adviser. The term “Adviser” shall mean CĪON Investment Management, LLC, the Corporation’s investment adviser, or any successor to CĪON Investment Management, LLC.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent (10%) or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person;
(iv) any executive officer, director or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, or general partner.

~~Assessment. The term “Assessment” shall mean any additional amounts of capital which may be mandatorily required of, or paid voluntarily by, a stockholder beyond his or her subscription commitment excluding deferred payments.~~

~~Beneficial Ownership. The term “Beneficial Ownership” (unless indicated otherwise) shall mean ownership of Common Stock by a Person, whether the interest in Common Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.~~

~~Capital Contributions. The term “Capital Contributions” shall mean the total investment, including the original investment and amounts reinvested pursuant to a distribution reinvestment plan, in the Corporation by a stockholder or by all stockholders, as the case may be. Unless otherwise specified, Capital Contributions shall be deemed to include principal amounts to be received on account of deferred payments.~~

~~Cash Available for Distribution. The term “cash available for distribution” shall mean Cash Flow plus cash funds available for distribution from Corporation reserves less amounts set aside for restoration or creation of reserves.~~

~~Cash Flow. The term “Cash Flow” shall mean Corporation cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.~~

Code. The term “Code” shall mean the Internal Revenue Code of 1986, as amended.

~~Front End Fees. The term “Front End Fees” shall mean fees and expenses paid by any party for any services rendered to organize the Corporation and to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Adviser.~~

~~Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Adviser who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation, and who is qualified to perform such work.~~

~~Initial Public Offering. The term “Initial Public Offering” shall mean the first offering of the Common Stock pursuant to an effective registration statement filed under the Securities Act of 1933, as amended.~~

~~Investment in Program Assets. The term “Investment in Program Assets” shall mean the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Corporation (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front End Fees.~~

Listing. The term “Listing” means the listing of the shares of Common Stock (or any successor thereof) on a national securities exchange or national securities association registered with the Securities and Exchange Commission (the “SEC”) or the receipt by the Stockholders of Securities that are approved for trading on a national securities exchange or national securities association registered with the SEC in exchange for Common Stock. The term “Listed” shall have the correlative meaning. With regard to the Common Stock, upon commencement of trading of the Common Stock on a national securities exchange or national securities association registered with the SEC, the Common Stock shall be deemed Listed.

~~Net Worth. The term “Net Worth” shall mean the excess of total assets over total liabilities as determined by generally acceptable accounting principles.~~

~~Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the assets of the Corporation in connection with the formation, qualification and registration of the Corporation, and the marketing and distribution of Common Stock, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, amending, supplementing, mailing and distributing costs, sala~~ries of employees while ~~engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, directors, escrow holders, depositories, experts, fees, expenses and taxes related to the filing, registration and qualification of the sale of the Common Stock under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.~~

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the 1934 Act and a group to which an Excepted Holder Limit applies.

~~Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, trust, corporation, or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.~~
~~Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the stockholders. Such term does not include:~~
~~(a) a transaction involving securities of the Corporation that have been for at least twelve months listed on a national securities exchange; or~~
~~(b) a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~
~~(i) stockholders’ voting rights;~~
~~(ii) the term of existence of the Corporation; (iii) Sponsor or Adviser compensation; or~~
~~(iv) the Corporation’s investment objectives.~~
~~Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control assets, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent manager of the assets and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.~~

ARTICLE XI~~XV~~
MISCELLANEOUS

Section 10~~15~~.1    Provisions in Conflict with Law or Regulations.

(a)          If and to the extent that any provision of the MGCL or any provision of these Articles of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act shall control; provided, however, that such conflict shall not affect any of the remaining provisions of these Articles of Incorporation or the Bylaws or render invalid or improper any action taken or omitted prior to such determination.

(b)          If any provision of these Articles of Incorporation or the Bylaws shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall, not in any manner affect such provision in any other jurisdiction or any other provision of these Articles of Incorporation or the Bylaws in any jurisdiction.

THIRD: The amendment to and restatement of the Articles of Incorporation as hereinabove set forth have been duly advised by the board of directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

FIFTH: The name and address of the Corporation’s current resident agent in Maryland is as set forth in Article III of the foregoing amendment and restatement of the Articles of Incorporation.

SIXTH: The number of directors of the Corporation and the names of those currently in office are set forth in Article IV of the foregoing amendment and restatement of these Articles of Incorporation.

SEVENTH: The total number of shares of ~~capital~~ stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement ~~of the Articles of Incorporation was 500,000,000 shares of Common Stock, $0.001 par value per share~~, the number of shares of each class or series thereof, and the aggregate par value of all shares of stock of the Corporation having par value were not changed by the amendments set forth in the foregoing amendment and restatement of the Charter of the corporation.

EIGHTH: The ~~total number of shares of capital stock which the Corporation has authority to issue after giving effect to the amendments set forth in the foregoing amendment and restatement of the Articles of Incorporation is 500,000,000 shares of Common Stock, $0.001 par value per share.~~

NINTH~~: The~~ undersigned Co-Chief Executive Officer acknowledges these Third Articles of Amendment and Restatement ~~of the Articles of Incorporation~~ to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Co-Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Third Articles of Amendment and Restatement of the Articles of Incorporation to be signed in its name and on its behalf by its Co-Chief Executive Officer as of ~~August 14~~[  ], ~~2012~~2021.

CĪON INVESTMENT CORPORATION

Attest:		By:
	Secretary	Co-Chief Executive Officer

Exhibit B

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

CĪON INVESTMENT CORPORATION

AND

CION INVESTMENT MANAGEMENT, LLC

This Amended and Restated Investment Advisory Agreement (the “Agreement”) is made as of ~~June 19, 2012~~[●], 2021, by and between CĪON INVESTMENT CORPORATION, a Maryland corporation (the “Company”), and CION INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a ~~newly organized,~~ non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Company ~~desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth~~ and the Adviser had previously entered into an investment advisory agreement (the “Original Agreement”) effective as of June 19, 2012;

WHEREAS, the Company and the Adviser desire to amend and restate the Original Agreement by entering into this Agreement; and

WHEREAS, the Adviser is willing to continue providing~~e~~ investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.	Duties of the Adviser.

(a)     Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth in accordance with:

(i)       during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s articles of incorporation, as further amended and restated from time to time (“Articles of Incorporation”);

(ii)      such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

(iii)    the Company’s compliance policies and procedures as applicable to the Company’s adviser and as administered by the Company’s chief compliance officer.

(b)    Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)       determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii)     identify, evaluate and negotiate the structure of the investments made by the Company;

(iii)    perform due diligence on prospective portfolio companies;

(iv)     execute, close, service and monitor the Company’s investments;

(v)      determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi)     provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii)    to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial guidance.

(c)     Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d)     Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)     Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub- Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub- Advisory Agreement.

(i)       The Adviser and not the Company shall be responsible for any compensation payable to any Sub- Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub- Adviser, but only with respect to the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

(ii)      Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including without limitation, the requirements of the 1940 Act relating to Board of Directors and Company stockholder approval thereunder, and other applicable federal and state law.

(iii)     Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law, taking into account any limitations of the scope of responsibilities of such Sub-Adviser.

(iv)     In the event that the terms and provisions of any Sub-Advisory Agreement related to the rights, responsibilities and obligations of the Sub-Adviser conflict with this Agreement, the terms of the Sub-Advisory Agreement shall control.

(f)     Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g)     Record Retention. Subject to review by and the overall control of the Board of Directors, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204- 2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

~~The following provisions in this Section 1 shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(h)     State Administrator. The Adviser shall, upon request by an official or agency administering the securities laws of a state, province, or commonwealth (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to Company stockholders pursuant to this Agreement, the Company’s Registration Statement on Form N-2 as declared effective by the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time (the “Registration Statement”) and applicable federal and state law; provided, however, the Adviser shall notify (unless prohibited by applicable law, rule or regulation) the Company in writing in advance of any such submission.~~

~~(i)     Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Company. The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law or otherwise.~~

2.	Expenses Payable by the Company.

(a)     Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b)     Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Section 2(c), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including without limitation, expenses relating to: expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); corporate and organizational expenses relating to borrowings and offerings of the Company’s common stock and other securities and incurrences of indebtedness, subject to limitations included in the Agreement; interest; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services; the cost of effecting sales and repurchases of shares of the Company’s common stock and other securities; investment advisory fees of the Adviser; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; the fees and expenses of any directors of the Company who are not affiliated persons (as defined in the 1940 Act) of the Adviser; costs of proxy statements, stockholders reports and notices; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs; costs associated with the Company’s reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002;fees and expenses associated with accounting, independent audits and legal costs; brokerage commissions for the Company’s investments; and all other expenses of any person in connection with administering the Company’s business, including expenses incurred by the Company’s Adviser and administrator in performing administrative services for the Company, including supplying the Company’s chief financial officer and chief compliance officer and personnel supporting them.

~~Prior to the effective date of this Agreement, t~~The Adviser and/or one or more of its affiliates ~~will bear Organization and Offering Expenses on behalf of the Company. Upon such time that this Agreement becomes effective pursuant to Section 11(a), the Adviser and each such affiliate~~ will be entitled to receive reimbursement from the Company of Organization and Offering Expenses it has paid on behalf of the Company, up to 5.00% of the aggregate gross proceeds of any offerings of the Company’s securities (the “Reimbursable O&O Expenses”) until all of the Organization and Offering Expenses and any future Organization and Offering Expenses incurred and/or paid by the Adviser and each such affiliate have been recovered.

Under the terms of this Agreement, after the Company meets the minimum offering requirement, the Adviser and certain of its affiliates will become entitled to receive 1.5% of gross proceeds raised until all offering costs and organization costs and any future offering or organization costs incurred have been recovered.
~~The following provisions in this Section 2(c) shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(c)     Limitations on Reimbursement of Expenses.~~

~~(i)       In addition to the compensation paid to the Adviser pursuant to Section 3, the Company shall reimburse the Adviser for all expenses of the Company incurred by the Adviser as well as the actual cost of goods and services used for or by the Company and obtained from entities not affiliated with the Adviser. The Adviser may be reimbursed for the administrative services performed by it on behalf of the Company; provided, however, the reimbursement shall be an amount equal to the lower of the Adviser’s actual cost or the amount the Company would be required to pay third parties for the provision of comparable administrative services in the same geographic location; and provided, further, that such costs are reasonably allocated to the Company on the basis of assets, revenues, time records or other method conforming with generally accepted accounting principles. No reimbursement shall be permitted for services for which the Adviser is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be:~~

~~(A) rent or depreciation, utilities, capital equipment, and other administrative items allocated to a person with a controlling interest in the Adviser; and~~

~~(B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any executive officer or board member of the Adviser (or any individual performing such services) or a holder of 10% or greater equity interest in the Adviser (or any person having the power to direct or cause the direction of the Adviser, whether by ownership of voting securities, by contract or otherwise).~~

(~~d~~c)  Reimbursement.

Expenses incurred by the Adviser on behalf of the Company and payable pursuant to this section shall be reimbursed by the Company for its expenses incurred in accordance with this Section 2 promptly following its request therefor, but in no event later than 10 business days following such request. The Adviser shall prepare a statement documenting the expenses of the Company and the calculation of the reimbursement and shall deliver such statement to the Company prior to full reimbursement.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may, in its sole discretion, elect or agree to temporarily or permanently waive, defer, reduce or modify, in whole or in part, the Base Management Fee and/or the Incentive Fee. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Directors, including a majority of the Independent Directors (as defined below), and shall be consistent with the calculation of such fees as set forth in this Section. ~~See Appendix A for examples of how these fees are calculated.~~

(a)     Base Management Fee.

(i) The Base Management Fee will be calculated at an annual rate of 2.0% of average gross assets, excluding cash and cash equivalents, payable quarterly in arrears, and will be calculated based on the average value of the Company’s gross assets at the end of the two (2) most recently completed calendar quarters. Base Management Fees for any partial quarter will be appropriately pro-rated.

(ii) Effective upon the Company’s shares of common stock being listed on a national securities exchange, the Base Management Fee will be calculated at an annual rate of 1.5% of average gross assets~~,~~ (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents~~,~~ so that investors do not pay the base management fee on such assets), payable quarterly in arrears, and will be calculated based on the average value of the Company’s gross assets at the end of the two (2) most recently completed calendar quarters; provided, however that a Base Management Fee of 1.0% of the average value of the Company’s gross assets~~,~~ (including cash pledged as collateral for the Company’s secured financing arrangements, but excluding other cash and cash equivalents~~,~~ so that investors do not pay the base management fee on such assets), will apply to any amount of assets attributable to leverage decreasing the Company’s asset coverage ratio below 200%. Base Management Fees for any partial quarter will be appropriately pro-rated.

(b)    Incentive Fee.

(i) The Incentive Fee will be divided into two parts: (1) a subordinated incentive fee on income, and (2) an incentive fee on capital gains. Each part of the Incentive Fee is outlined below.

The first part, the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on the net assets of the Company~~adjusted capital~~ at the beginning of the most recently completed calendar quarter, of 1.875% (7.50% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Administrator under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. ~~For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of the Company’s common stock (including its distribution reinvestment plan) reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Company’s share repurchase program.~~ The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No subordinated incentive fee on income is payable to the Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the preferred return rate of 1.875% (the “hurdle rate”).

•
100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) is payable to the Adviser. This portion of the Company’s pre-incentive fee net investment income is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 2.34375% in any calendar quarter.

•
20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter is allocated to the Adviser).

These calculations will be appropriately pro-rated for any period of less than three (3) months.

The second part of the incentive fee, the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal twenty percent (20%) of the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

(ii) Effective upon the Company’s shares of common stock being listed on a national securities exchange, the Incentive Fee will be calculated as set forth below:

The first part, the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon the Company’s “pre-incentive fee net investment income” for the ~~immediately preceding~~ most recently completed calendar quarter. The subordinated incentive fee on income will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on the net assets of the Company at the beginning of the most recently completed calendar quarter, of 1.625% (6.5% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses reimbursed to the Administrator under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•
No subordinated incentive fee on income is payable to the Adviser in any calendar quarter in which the Company’s pre-incentive fee net investment income does not exceed the preferred return rate of 1.625% (the “hurdle rate”).

•
100% of the Company’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than or equal to 1.970% in any calendar quarter (7.879% annualized) is payable to the Adviser. This portion of the Company’s pre-incentive fee net investment income is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Company’s pre-incentive fee net investment income when the Company’s pre-incentive fee net investment income reaches 1.970% in any calendar quarter.

•
17.5% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 1.970% in any calendar quarter (7.879% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser).

These calculations will be appropriately pro-rated for any period of less than three (3) months.

The second part of the incentive fee, the incentive fee on capital gains, will be an incentive fee on capital gains earned on liquidated investments from the portfolio and will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal seventeen and one-half percent (17.5%) of the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

(c)     Waiver or Deferral of Fees.

The Adviser may elect to defer or waive all or a portion of the Base Management Fee and/or the Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any deferral or waiver of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of the termination of this Agreement or a liquidity event, as the Adviser may determine upon written notice to the Company.

4.	Covenant of the Adviser.

(a) Registration of Adviser.

The Adviser covenants that it is or will be registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 11 herein, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

~~The following provisions in this Section 4 shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(b) Reports to Stockholders.~~

~~The Adviser shall prepare or shall cause to be prepared and distributed to stockholders during each year the following reports of the Company (either included in a periodic report filed with the SEC or distributed in a separate report):~~

~~(i) Quarterly Reports. Within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Company’s Quarterly Report on Form 10-Q filed by the Company under the Securities Exchange Act of 1934, as amended.~~

~~(ii) Annual Report. Within 120 days after the end of the Company’s fiscal year, an annual report containing:~~

~~(A) A balance sheet as of the end of each fiscal year and statements of income, equity, and cash flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing an opinion of an independent certified public accountant;~~

~~(B) A report of the activities of the Company during the period covered by the report;~~

~~(C) Where forecasts have been provided to the Company’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report;~~

~~(D) To the extent applicable, a report setting forth distributions by the Company for the period covered thereby and separately identifying distributions from (i) cash flow from operations during the period; (ii) cash flow from operations during a prior period which have been held as reserves; and (iii) proceeds from disposition of Company assets.~~

~~(iii) Previous Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report, prepared in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports, and distributed to stockholders not less than annually, containing an itemized list of the costs reimbursed to the Adviser for the previous fiscal year. The special report shall at a minimum provide:~~

~~(A) A review of the time records of individual employees, the costs of whose services were reimbursed; and~~

~~(B) A review of the specific nature of the work performed by each such employee.~~

~~(iv) Proposed Reimbursement Reports. The Adviser shall prepare or shall cause to be prepared a report containing an itemized estimate of all proposed expenses for which it shall receive reimbursements pursuant to Section 2(c) of this Agreement for the next fiscal year, together with a breakdown by year of such expenses reimbursed in each of the last five public programs formed by the Adviser.~~

~~(c) Reports to State Administrators.~~

~~The Adviser shall, upon written request of any State Administrator, submit any of the reports and statements to be prepared and distributed by it to such State Administrator; provided that, the Adviser shall provide written notice to the Company in advance of any such submission.~~

~~(d) Reserves.~~

~~In performing its duties hereunder, the Adviser shall cause the Company to provide for adequate reserves for normal replacements and contingencies (but not for payment of fees payable to the Adviser hereunder) by causing the Company to retain a reasonable percentage of proceeds from offerings and revenues.~~

~~(e) Recommendations Regarding Reviews.~~

~~From time to time and not less than quarterly, the Adviser must review the Company’s accounts to determine whether cash distributions are appropriate. The Company may, subject to authorization by the Board of Directors, distribute pro rata to the stockholders funds received by the Company which the Adviser deems unnecessary to retain in the Company.~~

~~(f) Temporary Investments.~~

~~The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Company into short term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Company and the nature, timing and implementation of any changes thereto pursuant to Section 1(b); provided, however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Company securities not  committed for investment within the later of two (2) years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the stockholders of the Company as a return of capital without deduction of Front End Fees (as defined below).~~

5.	Brokerage Commissions.

(a)          Selection of Brokers. The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

~~The following provisions in this Section 5 shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(b)         Limitations. Notwithstanding anything herein to the contrary:~~

~~(i)  All fees and expenses paid by any party for any services rendered to organize the Company and to acquire assets for the Company (“Front End Fees”) shall be reasonable and shall not exceed 18% of the gross offering proceeds, regardless of the source of payment. Any reimbursement to the Adviser or any other person for deferred organizational and offering expenses, including any interest thereon, if any, will be included within this 18% limitation.~~

~~(ii) The Adviser shall commit at least eighty-two percent (82%) of the gross offering proceeds towards the investment or reinvestment of assets and reserves as set forth in Section 4(d) above on behalf of the Company. The remaining proceeds may be used to pay Front End Fees.~~

6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, stockholder (and their stockholders or members, including the owners of their stockholders or members), or officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a director, officer, stockholder or employee of the Adviser is or becomes a director, officer, stockholder and/or employee of the Company and acts as such in any business of the Company, then such director, officer, stockholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a director, officer, stockholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

(a)          Indemnification of Adviser. Subject to Section 9, the Adviser and each of its directors, officers, stockholders or members (and its stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity affiliated with, or acting on behalf of, the Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”)shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Articles of Incorporation, the 1940 Act, the laws of the State of Maryland or, to the extent applicable, the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time.

~~The following provisions in this Section 8(b) shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(b)          Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:~~

~~(i)       The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;~~

~~(ii)   the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;~~

~~(iii)     The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and~~

~~(iv)     The Indemnified Party provides the Company with a written agreement to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.~~

(b~~c~~) Indemnification of the Company. The Adviser shall indemnify the Company, and its affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.	Limitation on Indemnification.

~~The following provisions in this Section 9 shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

Notwithstanding Section 8(a) to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its stockholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Advisor’s duties or by reason of the reckless disregard of the Advisor’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).~~the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:~~

~~(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;~~

~~(ii) the Indemnified Party was acting on behalf of or performing services for the Company;~~

~~(iii) such liability or loss was not the result of willful misfeasance, bad faith or gross negligence by the Indemnified Party; and~~

~~(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net~~
~~assets and not from stockholders of the Company.~~

~~Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless one or more of the following conditions are met:~~

~~(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;~~

~~(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or~~

~~(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.~~

10.	[Intentionally Omitted]~~Conflicts of Interests and Prohibited Activities.~~

~~The following provisions in this Section 10 shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(a)     No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.~~

~~(b)    Rebates, Kickbacks and Reciprocal Arrangements.~~

~~(i) The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B)participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.~~

~~(ii) The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell shares of the Company’s common stock or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing shares of the Company’s common stock.~~

~~(c)     Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub-accounts are established for the benefit of affiliated programs, provided that, the Company’s funds are protected from the claims of other programs and creditors of such programs.~~

11.	Effectiveness, Duration and Termination of Agreement.

(a)     Term and Effectiveness. This Agreement shall be effective as of the date first written above and~~become effective as of the date that the Company meets the minimum offering requirement, as such term is defined in the prospectus contained in the Company’s Registration Statement as declared effective by the SEC. Once effective, this Agreement~~ shall remain in effect for two (2) years, and thereafter shall continue automatically for successive one- year periods, provided that, such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company, and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Directors”), in accordance with the requirements of the 1940 Act.

(b)     Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon sixty (60) days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as defined in Section 2(a)(42) of the 1940 Act) or (B) by the vote of the Company’s Board of Directors~~Independent Directors~~; or (ii) by the Adviser upon not less than sixty (60) days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 of this Agreement shall remain in full force and effect, and the parties shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Sections 8 and 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

~~(c)     Payments to and Duties of Adviser Upon Termination.~~

~~(i)       After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.~~

~~(ii)      The Adviser shall promptly upon termination:~~

~~(x)     deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors;~~

~~(y)     deliver to the Board of Directors all assets and documents of the Company then in custody of the Adviser; and~~

~~(x)     cooperate with the Company to provide an orderly transition of services.~~

~~The following provision in this Section 11(d) shall apply for only so long as shares of the Company’s common stock are not listed on a national securities exchange.~~

~~(d)     Stockholder Voting Rights. Without the approval of holders of a majority of the Company’s securities entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser, unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company.~~

12.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section 12.

13.	Amendments.

This Agreement may be amended by mutual written consent of the parties, subject to the provisions of the 1940 Act. Upon the listing of the shares of common stock of the Company on a national securities exchange, this Agreement may be amended without further action to remove those provisions which become inactive at such time.

14.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

15.	Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Section 8, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the latter shall control. Any reference in this Agreement to a statute or provision of the 1940 Act shall be construed to include any successor statute or provision to such statute or provision and any reference to any rule promulgated under the Advisers Act shall be construed to include any successor promulgated rule.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to by duly executed on the date above written.

CĪON INVESTMENT CORPORATION
a Maryland corporation

By:
Name:
Title:

CION INVESTMENT MANAGEMENT, LLC
a Delaware limited liability company

By:
Name:
Title:

~~Appendix A~~

~~Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter*~~

~~Scenario 1~~
~~Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 2.00% Preferred return1 = 1.875%~~
~~Base management fee2 = 0.50%~~
~~Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%~~
~~Pre-incentive fee net investment income~~
~~(investment income — (base management fee + other expenses) = 1.30%~~

~~Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated~~
~~incentive fee on income payable.~~

~~Scenario 2 Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 2.60% Preferred return1 = 1.875%~~
~~Base management fee2 = 0.50%~~
~~Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%~~
~~Pre-incentive fee net investment income~~
~~(investment income — (base management fee + other expenses) = 1.90%~~

~~Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “catch-up”)4~~

~~= 100% x (1.90% – 1.875%)~~
~~= 0.025%~~

~~Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.2%.~~

~~[1]~~	~~Represents 7.50% annualized preferred return.~~
~~[2]~~
~~Represents 2.00% annualized base management fee on average gross assets. Examples assume assets are equal to the Company’s net assets at the end of the immediately preceding calendar quarter (calculated in accordance with GAAP)adjusted capital.~~

~~[3]~~	~~Excludes organization and offering expenses.~~
[4]
~~The “catch-up” provision is intended to provide~~ the Adviser~~CIM with an incentive fee of 20.00% on all pre- incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.~~

~~Scenario 3~~
~~Assumptions~~

~~Investment income (including interest, dividends, fees, etc.) = 3.20% Preferred return1 = 1.875%~~
~~Base management fee2 = 0.50%~~
~~Other expenses (legal, accounting, custodian, transfer agent, etc.)3 = 0.20%~~
~~Pre-incentive fee net investment income~~
~~(investment income — (base management fee + other expenses) = 2.50%~~

~~Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)4~~

~~Subordinated incentive fee on income = 100% × “catch-up” + (20.00% × (pre-incentive fee net investment income – 2.34375%))~~

~~Catch up            = 2.34375% – 1.875%~~
~~= 0.46875%~~

~~Subordinated incentive fee on income = (100% × 0.46875%) + (20% × (2.50% – 2.34375%))~~
~~= 0.46875% + (20.00% × 0.15625%)~~
~~= 0.46875% + 0.03125%~~
~~= 0.50%~~

~~Pre-incentive fee net investment income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.50%.~~

~~Example 2: Incentive Fee on Capital Gains5~~

~~Scenario 1~~
~~Assumptions~~

~~Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”).~~

~~Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.~~

~~Year 3: FMV of Investment B determined to be $25 million.~~

~~Year 4: Investment B sold for $31 million.~~

~~The incentive fee on capital gains, if any, would be:~~

~~Year 1: None.~~

~~Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%).~~

~~Year 3: None → $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2).~~

~~Year 4: Incentive fee on capital gains of $200,000 → $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (incentive fee on capital gains taken in Year 2).~~

[5]	~~The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.~~

~~Scenario 2~~
~~Assumptions~~

~~Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).~~
~~Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.~~
~~Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.~~
~~Year 4: FMV of Investment B determined to be $35 million.~~
~~Year 5: Investment B sold for $20 million.~~
~~The incentive fee on capital gains, if any, would be:~~
~~Year 1: None.~~
~~Year 2: $5 million incentive fee on capital gains → 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B).~~
 ~~Year 3: $1.4 million incentive fee on capital gains → $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2.~~
~~Year 4: None.~~
~~Year 5: None → $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3.~~

Exhibit C

Additional Information about the Advisor

Principal Executive Officers

Name	Position held with the Advisor	Position held with the Fund
Mark Gatto	Co-Chief Executive Officer	Co-Chief Executive Officer and Co-Chairman of the Board of Directors
Michael A. Reisner	Co-Chief Executive Officer	Co-Chief Executive Officer and Co-Chairman of the Board of Directors
Gregg A. Bresner	President and Chief Investment Officer	President and Chief Investment Officer
Keith S. Franz	Managing Director, Chief Financial Officer and Treasurer	Managing Director, Chief Financial Officer and Treasurer
Stephen Roman	Chief Compliance Officer and Secretary	Chief Compliance Officer and Secretary

The address for each of the Advisor’s principal executive officers is: 3 Park Avenue, 36th Floor, New York, NY 10016.

Ownership Structure

The Advisor is a joint venture between CION Investment Group, LLC and Apollo Investment Management, L.P. Apollo Investment Management, L.P. is a subsidiary of Apollo Global Management Inc. Warrenton Capital Corp. controls CION Investment Group, LLC. Mark Gatto and Michael A. Reisner together control Warrenton Capital Corp. and CION Investment Group, LLC.